UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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MUELLER INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MUELLER INDUSTRIES, INC.
150 Schilling Boulevard, Suite 100
Collierville, Tennessee 38017
Telephone (901) 753-3200

Notice of Annual Meeting of
Stockholders to be Held
May 2, 2019

To the Stockholders of
Mueller Industries, Inc.

The Annual Meeting of Stockholders of Mueller Industries, Inc. (the “Company” or “Mueller”), will be held at the Company’s headquarters at 150 Schilling Boulevard, Second Floor, Collierville, Tennessee 38017 on Thursday, May 2, 2019, at 10:00 A.M. local time, for the following purposes:

1.	To elect nine directors, each to serve until the next annual meeting of stockholders (tentatively scheduled for May 7, 2020) or until his or her successor is elected and qualified;

2.	To consider and act upon a proposal to approve the appointment of Ernst & Young LLP, independent registered public accountants, as auditors of the Company for the fiscal year ending December 28, 2019;

3.	To conduct an advisory vote on the compensation of the Company’s named executive officers;

4.	To approve the Company’s 2019 Incentive Plan; and

5.	To consider and transact such other business as may properly be brought before the Annual Meeting and any adjournment(s) thereof.

Only stockholders of record at the close of business on March 15, 2019, will be entitled to notice of and vote at the Annual Meeting or any adjournment(s) thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be prepared and maintained at the Company’s corporate headquarters at 150 Schilling Boulevard, Suite 100, Collierville, Tennessee 38017. This list will be available for inspection by stockholders of record during normal business hours for a period of at least 10 days prior to the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, WE URGE YOU TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Christopher J. Miritello Corporate Secretary

March 28, 2019

MUELLER INDUSTRIES, INC.
150 Schilling Boulevard, Suite 100
Collierville, Tennessee 38017
Telephone (901) 753-3200

PROXY STATEMENT

Annual Meeting of Stockholders
May 2, 2019

SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Mueller Industries, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at the Company’s headquarters at 150 Schilling Boulevard, Second Floor, Collierville, Tennessee 38017 on Thursday, May 2, 2019, at 10:00 A.M. local time, or at any adjournment(s) thereof.

This Proxy Statement, together with the Company’s Annual Report for the fiscal year ended December 29, 2018, is first being mailed to stockholders on or about March 28, 2019. Pursuant to rules adopted by the Securities and Exchange Commission, the Company is providing access to its proxy materials over the Internet at http://www.proxyvote.com.

When a proxy card is returned properly signed, the shares represented thereby will be voted in accordance with the stockholder’s directions appearing on the card. If the proxy card is signed and returned without directions, the shares will be voted for the nominees named herein and in accordance with the recommendations of the Company’s Board of Directors as set forth herein. The discretion granted in the accompanying proxy card includes the authority to vote on all additional matters properly coming before the Annual Meeting as the persons named in the proxy deem appropriate. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice to the secretary of the Annual Meeting or by casting a ballot at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by election inspectors appointed for the Annual Meeting. The election inspectors will also determine whether a quorum is present. The holders of a majority of the shares of common stock, $.01 par value per share (“Common Stock”), outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Annual Meeting. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the approval of any matter submitted. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter, but will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, without instructions from the beneficial owner of those shares; on the other hand, a broker may not be entitled to vote shares held for a beneficial owner on certain non-routine items, such as the election of directors, and the advisory vote on the compensation of the Company’s named executive officers.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

VOTING SECURITIES

The Company had 56,624,732 shares of Common Stock outstanding at the close of business on March 15, 2019, which are the only securities of the Company entitled to be voted at the Annual Meeting. The record holder of each share of Common Stock is entitled to one vote on each matter that may properly be brought before the Annual Meeting. Only stockholders of record at the close of business on March 15, 2019 will be entitled to notice of, and to vote at, the Annual Meeting. The Company’s Restated Certificate of Incorporation and Amended and Restated By-laws (“Bylaws”) do not provide for cumulative voting for the election of directors.

On March 9, 2017, the Company paid a special dividend (the “Special Dividend”) consisting of $3.00 in cash and $5.00 in principal amount of the Company’s 6% Subordinated Debentures due 2027 (the “Debentures”) for each share of Common Stock outstanding as of the close of business on February 28, 2017. In connection with the Special Dividend, in accordance with the Company’s outstanding stock option plans and agreements, the Company adjusted the shares subject to and the per share exercise price with respect to outstanding options. This adjustment resulted in an increase in the number of shares subject to each outstanding option and an adjustment to the option purchase price designed to maintain the option holders’ intrinsic value following issuance of the Special Dividend. References in this Proxy Statement to beneficial stock ownership or outstanding options for periods following March 9, 2017 reflect the equitable adjustment made to options outstanding on February 28, 2017.

PRINCIPAL STOCKHOLDERS

As of March 15, 2019, the following parties were known by the Company to be the “beneficial owner” of more than five percent of the Common Stock:

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
Blackrock, Inc.	8,294,970(1)	14.7%(2)
55 East 52nd Street New York, NY 10055
GAMCO Investors, Inc.	6,388,750(3)	11.3%(2)
One Corporate Center Rye, NY 10580
The Vanguard Group, Inc.	5,817,628(4)	10.3%(2)
100 Vanguard Blvd. Malvern, PA 19355
Wellington Management Group LLP	4,131,406(5)	7.3%(2)
280 Congress Street Boston, MA 02210
Wells Fargo & Company	3,011,593(6)	5.3%(2)
420 Montgomery Street San Francisco, CA 94163

(1)	This information is based on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the Securities and Exchange Commission (“SEC”) on January 31, 2019. BlackRock filed this Schedule 13G/A on its own behalf and on behalf of certain of its subsidiaries. The Schedule 13G/A reported that BlackRock has sole voting and dispositive power with respect to 8,154,107 and 8,294,970, respectively, of the shares shown. The Schedule 13G/A also reported that BlackRock Fund Advisors owned 5% or greater of the security class being reported on the Schedule 13G/A. In addition, the Schedule 13G/A disclosed that BlackRock’s ownership on behalf of iShares Core S&P Small-Cap ETF is greater than 5% of the Company’s total outstanding stock.

(2)	The percent of class shown was based on the shares of Common Stock reported on the Schedule 13G/A and the total number of shares outstanding as of December 29, 2018. The difference in the total number of shares outstanding on December 29, 2018 and March 15, 2019 does not materially affect the percentage of ownership of the class.

(3)	This information is based on a Schedule 13D/A filed by GAMCO Investors Inc. (“GBL”) and certain of its affiliates (collectively, the “Gabelli Reporters”) on October 27, 2016. The Schedule 13D/A reported that GAMCO Asset Management, Inc. (“GAMCO”) beneficially owns 4,144,650 of the shares reported; Gabelli Funds, LLC (“Gabelli Funds”) beneficially owns 2,142,100 of the shares reported; GGCP, Inc. (“GGCP”) beneficially owns 15,000 of shares reported; Mario J. Gabelli (“Gabelli”) beneficially owns 73,500 of the shares reported; Gabelli Foundation, Inc. beneficially owns 8,000 of the shares reported; MJG Associates, Inc. (“MJG”) beneficially owns 1,000 of the shares reported; Associated Capital Group, Inc. (“Associated”) beneficially owns 4,000 of the shares reported; and Gabelli Securities, Inc. beneficially owns 500 of the shares reported. In addition, the Schedule 13D/A reported that each Gabelli Reporter (and certain executives, directors and other related persons as disclosed on the Schedule 13D/A) has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the Common Stock reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, except that (i) GAMCO does not have authority to vote 246,176 of the reported shares, (ii) Gabelli Funds, a wholly-owned subsidiary of GBL, has sole dispositive and voting power with respect to the shares of the Company held by certain funds (the “Funds”) for which it provides advisory services to, so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund’s shares, (iii) at any time, the Proxy Voting Committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations, and (iv) the power of Gabelli, Associated, GBL, and GGCP is indirect with respect to Common Stock beneficially owned directly by other Gabelli Reporters.

(4)	This information is based on a Schedule 13G/A filed by The Vanguard Group, Inc. (“VGI”) with the SEC on February 11, 2019. According to the Schedule 13G/A, VGI has sole voting and dispositive power with respect to 117,825 and 5,693,207, respectively, of the shares shown. VGI also has shared voting power with respect to 12,200 of the shares shown, and shared dispositive power with respect to 124,421 of the shares shown. In addition, the Schedule 13G/A reported that Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of VGI, is the beneficial owner of 112,221 of the shares shown as a result of its serving as investment manager of collective trust accounts. The Schedule 13G/A also reported that Vanguard Investments Australia, Ltd. (“VIA”), a wholly-owned subsidiary of VGI, is the beneficial owner of 17,264 of the shares shown as a result of its serving as investment manager of Australian investment offerings.

(5)	This information is based on a Schedule 13G/A filing by Wellington Management Group, LLP (“Wellington”), in its capacity as an investment advisor on February 12, 2019. According to the Schedule 13G/A, Wellington has shared voting and dispositive power with respect to 3,212,748 and 4,131,406, respectively, of the shares shown. In addition, the Schedule 13G/A reported that the securities as to which the Schedule 13G/A relates are owned of record by clients of one or more Wellington-affiliated investment advisers directly, or indirectly owned by Wellington. The Schedule 13G/A discloses that (i) those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities and (ii) no client is known to have such right or power with respect to more than five percent of this class of securities.

(6)	This information is based on a Schedule 13G filing by Wells Fargo & Company (“Wells Fargo”) on January 22, 2019. Wells Fargo filed this Schedule 13G on its own behalf and on behalf of certain of its subsidiaries. The Schedule 13G reported that Wells Fargo has sole voting and dispositive power with respect to 57,789 of the shares shown. The Schedule 13G also reported that Wells Fargo has shared voting and shared dispositive power with respect to 2,170,315 and 2,953,804, respectively, of the shares shown. Further, the Schedule 13G reported that Wells Capital Management Incorporated owned 5% or greater of the security class being reported on the Schedule 13G.

ELECTION OF DIRECTORS

The Board of Directors proposes to elect the following nine persons, each as nominated by the Board of Directors, at the Annual Meeting to serve (subject to the Company’s Bylaws) as directors of the Company until the next Annual Meeting (tentatively scheduled for May 7, 2020), or until the election and qualification of their successors: Gregory L. Christopher, Elizabeth Donovan, Paul J. Flaherty, Gennaro J. Fulvio, Gary S. Gladstein, Scott J. Goldman, John B. Hansen, Terry Hermanson and Charles P. Herzog, Jr. (collectively, the “Nominees”). If any such person should be unwilling or unable to serve as a director of the Company, which is not anticipated, the persons named in the proxy will vote the proxy for substitute nominees selected by them unless the number of directors has been reduced to the number of nominees willing and able to serve.

Directors are elected by a plurality of the votes cast. “Plurality” means that the individuals who receive the greatest number of votes cast “For” are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any shares not voted “For” a particular director (whether as a result of a direction to withhold or a broker non-vote) will not be counted in such director’s favor.

The Board of Directors has adopted a majority vote policy in uncontested elections. An uncontested election means any stockholders meeting called for purposes of electing any director(s) in which (i) the number of director nominees for election is equal to the number of positions on the Board of Directors to be filled through the election to be conducted at such meeting, and/or (ii) proxies are being solicited for the election of directors solely by the Company. The election of directors solicited by this Proxy Statement is an uncontested election. In the event that a nominee for election in an uncontested election receives a greater number of votes “withheld” for his or her election than votes “For” such election, such nominee will tender an irrevocable resignation to the Nominating and Corporate Governance Committee, which will decide whether to accept or reject the resignation and submit such recommendation for prompt consideration by the Board of Directors no later than ninety (90) days following the uncontested election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR EACH OF THE NOMINEES.

OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS AND INFORMATION ABOUT DIRECTOR NOMINEES

The following table sets forth, as of the close of business on March 15, 2019, information about the 1,875,248 shares of Common Stock (calculated based on 56,624,732 shares outstanding) beneficially owned by each of the Company’s current directors, nominees for director, executive officers and named executive officers. The “named executive officers” are those individuals set forth in the “Summary Compensation Table for 2018” included herein. Unless otherwise indicated, all directors, nominees for director, executive officers and named executive officers have sole voting and investment power with respect to the shares of Common Stock reported. The table and the accompanying footnotes set forth the foregoing persons’ current positions with the Company, principal occupations and employment over the preceding five years, age and directorships held in certain other publicly-owned companies, as well as, with respect to directors, the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director of the Company in 2018.

Principal Occupation, Employment, etc.	Common Stock Beneficially Owned as of March 15, 2019	Percent of Class
Elizabeth Donovan	2,000	*
Director of the Company since January 1, 2019; age 66 (1)

Paul J. Flaherty	60,406	*
Director of the Company since August 2, 2007; age 79 (2)

Gennaro J. Fulvio	63,137	*
Director of the Company since May 9, 2002; age 62 (3)

Gary S. Gladstein	148,296	*
Director of the Company since July 1, 2000; age 74 (4)

Scott J. Goldman	44,044	*
Director of the Company since January 1, 2008; age 66 (5)

John B. Hansen	79,385	*
Director of the Company since August 4, 2014; age 72 (6)

Terry Hermanson	37,126	*
Lead Independent Director since January 1, 2019; Director of the Company since February 13, 2003; age 76 (7)

Principal Occupation, Employment, etc.	Common Stock Beneficially Owned as of March 15, 2019	Percent of Class
Charles P. Herzog, Jr.	17,024	*
Director of the Company since July 31, 2017; age 61 (8)

Gregory L. Christopher	669,869	1.2%
Chairman of the Board of Directors since January 1, 2016; Chief Executive Officer of the Company since October 30, 2008; Director of the Company since October 28, 2010; age 57 (9)

Brian K. Barksdale	59,238	*
Vice President – Marketing of the Company since November 10, 2013; age 43 (10)

Daniel R. Corbin	60,195	*
Senior Vice President – Plastics of the Company since May 4, 2017; age 61 (11)

Kristee Ford	5,000	*
Chief Information Officer of the Company since May 1, 2019; age 43 (12)

Donald Glover	19,134	*
President – Mueller Brass Company since January 1, 2017; age 54 (13)

Jeffrey A. Martin	143,899	*
Chief Financial Officer and Treasurer of the Company since February 14, 2013; age 52 (14)

Mark Millerchip	—	—
Executive Director – European Operations of the Company since May 28, 2010; age 52 (15)

Christopher J. Miritello	20,901	*
Vice President, General Counsel and Secretary of the Company since January 1, 2017; age 36 (16)

Nicholas W. Moss	192,713	*
President - B&K LLC since May 7, 2015; age 62 (17)

Steffen Sigloch	151,523	*
Chief Manufacturing Officer of the Company since May 4, 2017; age 50 (18)

Principal Occupation, Employment, etc.	Common Stock Beneficially Owned as of March 15, 2019	Percent of Class
Anthony J. Steinriede	20,309	*
Vice President – Corporate Controller of the Company since April 23, 2015; age 42 (19)

Nadiem Umar	46,420	*
President – International Division of the Company since January 1, 2016; age 58 (20)

Gary Westermeyer	34,629	*
President – Refrigeration of the Company since May 4, 2017; age 54 (21)

Executive Officers and Directors as a Group	1,875,248	3.3%**

*	Less than 1%

**	Includes 237,401 shares of Common Stock which are subject to currently exercisable stock options and 376,050 shares of non-vested restricted stock held by executive officers and directors of the Company.

(1)	Ms. Donovan was an early member, and at the time, one of the few women on the Chicago Board Options Exchange. She subsequently became an independent broker representing major institutional options orders and has been retired from employment for more than five years. Ms. Donovan was nominated to serve as a director of the Company because of her knowledge of market dynamics and institutional trading practices, knowledge acquired through her 18-year tenure as a fiduciary representative amidst an array of market conditions. The number of shares of Common Stock beneficially owned by Ms. Donovan includes 2,000 shares of Common Stock which are subject to currently exercisable stock options.

(2)	Mr. Flaherty has been a member of the Advisory Board of Aon Risk Services, Inc., a subsidiary of Aon Corporation (“Aon”), the global insurance and risk management firm, since 2001. Prior to his tenure with Aon, Mr. Flaherty was associated with Burson-Marsteller-WPP, a global public affairs and public relations firm. Mr. Flaherty was nominated to serve as a director of the Company because of his years of experience counseling boards and senior management. In addition, his experience in insurance and risk management enable him to assist the Board of Directors in performing its risk oversight function. The number of shares of Common Stock beneficially owned by Mr. Flaherty includes (i) 37,333 shares of Common Stock which are subject to currently exercisable stock options and (ii) 2,000 shares of non-vested restricted stock.

(3)	Mr. Fulvio has been a member of Fulvio & Associates, LLP, Certified Public Accountants, since 1987. Mr. Fulvio was nominated to serve as a director of the Company because of his strength in the area of accounting, his knowledge of and experience with tax matters, and his financial acumen. The number of shares of Common Stock beneficially owned by Mr. Fulvio includes (i) 27,555 shares of Common Stock which are subject to currently exercisable stock options, (ii) 33,582 shares of Common Stock which are owned by Mr. Fulvio’s spouse and (iii) 2,000 shares of non-vested restricted stock.

On June 27, 2017, pursuant to an Offer of Settlement, and without admitting or denying the findings contained therein, the PCAOB issued an Order Instituting Disciplinary Proceedings, Making Findings and Imposing Sanctions against Fulvio & Associates LLP (the “Firm”), Mr. Fulvio and certain other named affiliates of the Firm (collectively, “Respondents”) for Respondents’ having allegedly “violated PCAOB rules and standards in connection with their audit and examination engagement for a broker-dealer client, for the fiscal year ending June 30, 2014.” See PCAOB Release No. 105-2017-029 dated June 27, 2017. The Firm is currently registered with the PCAOB, and Mr. Fulvio may participate in audits pursuant to PCAOB standards.

(4)	Mr. Gladstein served as Chairman of the Board of Directors of the Company from 2013 to 2015, and was previously a director of the Company from 1990 to 1994. Mr. Gladstein is currently an independent investor and consultant. From the beginning of 2000 to August 31, 2004, Mr. Gladstein was a Senior Consultant at Soros Fund Management. He was a partner and Chief Operating Officer at Soros Fund Management from 1985 until his retirement at the end of 1999. In the past five years, Mr. Gladstein also served as a director of Inversiones y Representaciones Sociedad Anónima, Darien Rowayton Bank and a number of private companies. Mr. Gladstein was nominated to serve as a director of the Company because of his financial and accounting expertise and his years of experience providing strategic advisory services to complex organizations. In addition, having been a member of the compensation, audit and other committees of public company boards, Mr. Gladstein is familiar with a full range of corporate and board functions. The number of shares of Common Stock beneficially owned by Mr. Gladstein includes (i) 37,333 shares of Common Stock which are subject to currently exercisable stock options and (ii) 2,000 shares of non-vested restricted stock.

(5)	For ten years, Mr. Goldman has served as Chief Executive Officer of TextPower, Inc. The company, which Mr. Goldman also co-founded, provides software-integrated text messaging alerts to utilities, courts and universities and cybersecurity services using a patented technology that authenticates identities and stops hackers. He also speaks, writes and educates enterprises about cybersecurity issues and best practices. From 1999 through 2001 Mr. Goldman served as the Chief Executive Officer of the WAP Forum (now the Open Mobile Alliance), a global technology organization promoting standardized wireless and mobile Internet access. Prior to that, he founded and was principal of The Goldman Group, a consultancy that assisted Fortune 1000 companies in licensing, developing, building and operating wireless technologies and systems around the world. Mr. Goldman was nominated to serve as a director of the Company because of his extensive experience with cybersecurity, advanced technologies and global market strategies. The number of shares of Common Stock beneficially owned by Mr. Goldman includes (i) 32,444 shares of Common Stock which are subject to currently exercisable stock options and (ii) 2,000 shares of non-vested restricted stock.

(6)	Mr. Hansen served as Executive Vice President of the Company from January 1, 2013 until April 30, 2014, when he retired. Prior to that time, he served as (i) President-Plumbing Business of the Company from January 1, 2011 until January 1, 2013, (ii) President-Manufacturing Operations from May 18, 2009 until January 1, 2011 and (iii) Senior Vice President - Strategy and Industry Relations prior to May 18, 2009. Mr. Hansen was nominated to serve as a director because of his extensive industry experience and knowledge of the Company’s business operations. The number of shares of Common Stock beneficially owned by Mr. Hansen includes (i) 17,778 shares of Common Stock which are subject to currently exercisable stock options, (ii) 16,000 shares of Common Stock owned by a trust where his wife and children serve as beneficiaries and (iii) 2,000 shares of non-vested restricted stock.

(7)	Mr. Hermanson has been the principal of Mr. Christmas Incorporated, a wholesale merchandising company, since 1978, and serves as its Chairman. Mr. Hermanson was nominated to serve as a director of the Company because he has extensive experience in management and strategic planning, as well as a thorough knowledge of wholesale merchandising and international business issues. The number of shares of Common Stock beneficially owned by Mr. Hermanson includes (i) 8,000 shares of Common Stock which are subject to currently exercisable stock options and (ii) 2,000 shares of non-vested restricted stock.

(8)	Since 2010, Mr. Herzog has been a principal at Atadex LLC, a firm he co-founded. He co-founded a second firm, Vypin LLC, in 2016. Atadex and Vypin provide advanced technological and data delivery solutions to support the transportation logistics industry. Mr. Herzog was nominated to serve as a director of the Company based on his extensive knowledge of the transportation logistics industry, and the developing technologies that support it. The number of shares of Common Stock beneficially owned by Mr. Herzog includes (i) 6,000 shares of Common Stock which are subject to currently exercisable stock options, (ii) 5,000 shares of Common owned by a trust where Mr. Herzog’s children serve as beneficiaries, and (iii) 2,000 shares of non-vested restricted stock.

(9)	Prior to October 30, 2008, Mr. Christopher served as Chief Operating Officer. The number of shares of Common Stock beneficially owned by Mr. Christopher includes (i) 315,600 shares of non-vested restricted stock, (ii) 123,500 shares owned by a trust in which his wife is beneficiary, (iii) 83,500 shares owned by a trust in which he is beneficiary and (iv) 6,800 shares of Common Stock which are owned by Mr. Christopher’s children.

(10)	Mr. Barksdale served as Director – Wholesale Plumbing Sales of the Company from March 7, 2009 until November 10, 2013, and was a Local and Regional Territory Sales Representative from June 1, 2000 until March 7, 2009. He has been employed with the

Company since September 1999. The number of shares of Common Stock beneficially owned by Mr. Barksdale includes (i) 23,039 shares of Common Stock which are subject to currently exercisable stock options and (ii) 21,600 shares of non-vested restricted stock.

(11)	Mr. Corbin served as (i) Vice President – Corporate of the Company from May 7, 2015 until May 4, 2017; (ii) Vice President – Corporate Manufacturing/Engineering of the Company from January 1, 2014 until May 7, 2015, (iii) Vice President – Copper Business from December 1, 2010 until December 31, 2013, and (iii) Vice President – Fittings and Distribution Business-Standard Products Division of the Company prior to December 1, 2010. The number of shares of Common Stock beneficially owned by Mr. Corbin includes 37,100 shares of non-vested restricted stock.

(12)	Prior to joining the Company, Ms. Ford was employed by Interline Brands, Inc. in various capacities over a fourteen year span, including as (i) Vice President – Controller and Credit from April 2017 until April 2018, (ii) Senior Director- Corporate Controller from August 2016 until April 2017, and (iii) Senior Director – Assistant Controller from February 2013 until August 2016. The number of shares of Common Stock beneficially owned by Ms. Ford includes 5,000 shares of non-vested restricted stock.

(13)	Mr. Glover previously served as President – Industrial Metals of the Company from May 5, 2016 until January 1, 2017. He joined the Company in May 2013 as General Manager of Micro Gauge, Inc. and Mueller Impacts Company, Inc. Prior to that, he served as General Manager of Oak Adaptive, an ERP software development firm, and held a variety of positions with Masco Corporation. The number of shares of Common Stock beneficially owned by Mr. Glover includes (i) 5,134 shares of Common Stock which are subject to currently exercisable stock options and (ii) 14,000 shares of non-vested restricted shock.

(14)	Mr. Martin served (i) as Interim Chief Financial Officer of the Company from October 26, 2012 until February 14, 2013, (ii) as Vice President - Corporate Development of the Company from January 11, 2011 until October 26, 2012, (iii) as Vice President-Finance & Corporate Development from August 1, 2008 until January 11, 2011, and (iv) as Vice President-Operations, Standard Products Division prior to August 1, 2008. The number of shares of Common Stock beneficially owned by Mr. Martin includes (i) 17,866 shares which are subject to currently exercisable stock options, (ii) 51,133 shares of Common Stock owned jointly between Mr. Martin and his wife and (iii) 74,900 shares of non-vested restricted stock.

(15)	Mr. Millerchip served as Managing Director – Mueller Primaflow Limited prior to May 28, 2010.

(16)	Mr. Miritello served as Deputy General Counsel of the Company from September 15, 2015 to December 31, 2016. Prior to joining the Company, he was associated with the New York office of Willkie Farr & Gallagher LLP. The number of shares of Common Stock owned by Mr. Miritello includes (i) 4,401 shares of Common Stock which are subject to currently exercisable stock options and (ii) 16,500 shares of non-vested restricted stock.

(17)	Mr. Moss served as President – Global and Retail Business of the Company from March 6, 2007 until May 7, 2015. The number of shares of Common Stock beneficially owned by Mr. Moss includes (i) 24,445 shares of Common Stock which are subject to currently exercisable stock options and (ii) 96,500 shares of non-vested restricted stock.

(18)	Mr. Sigloch served as (i) President – Piping Systems North America of the Company from May 5, 2016 until May 4, 2017; (ii) President – Extruded Products of the Company from January 1, 2013 until May 5, 2016, (iii) Corporate Vice President – Engineering and Manufacturing of the Company from January 1, 2012 until January 1, 2013, and (iv) Vice President – Engineering and Manufacturing of Mueller Europe, Ltd, from July 1, 2011 until January 1, 2012. Prior to joining the Company on July 1, 2011, Mr. Sigloch served as Chief Executive Officer of Wieland Copper Products, LLC. The number of shares of Common Stock beneficially owned by Mr. Sigloch includes 109,400 shares of non-vested restricted stock.

(19)	Mr. Steinriede served as (i) Director of Finance at the Company from April 1, 2014 until April 23, 2015, (ii) Assistant Corporate Controller from September 1, 2010 until April 1, 2014, and (iii) Corporate Accounting Manager prior to September 1, 2010. The number of shares of Common Stock beneficially owned by Mr. Steinriede includes (i) 10,694 shares of Common Stock which are subject to currently exercisable stock options and (ii) 5,500 shares of non-vested restricted stock.

(20)	Mr. Umar served as (i) Vice President of Mueller Distribution Group from May 7, 2015 until January 1, 2016; (ii) Vice President – International Sales for Mueller Streamline - Standard Products from 2009-2016, and (iii) Director of International Sales – Mueller Standard Products Division from 2000-2009. The number of shares of Common Stock beneficially owned by Mr. Umar includes 23,250 shares of non-vested restricted stock.

(21)	Mr. Westermeyer previously served as General Manager of Westermeyer Industries, Inc. (WII), a company he established in 2001, and which was acquired by the Company on August 16, 2012. In 2017, he also assumed duties as General Manager of Turbotec Products, Inc., another wholly-owned subsidiary acquired by the Company in 2015. The number of shares of Common Stock beneficially owned by Mr. Westermeyer includes (i) 6,418 shares of Common Stock which are subject to currently exercisable stock options, (ii) 3,919 shares of Common Stock which are owned by Mr. Westermeyer’s spouse and (iii) 17,000 shares of non-vested restricted stock.

Meetings and Committees of the Board of Directors

During 2018, the Board of Directors held four regularly scheduled meetings and two special meetings. The Board of Directors established a standing Audit Committee and a Compensation and Stock Option Committee at its organizational meeting on February 13, 1991. On May 13, 1991, the Board of Directors created two committees (the “Plan Committees”) to be responsible for administering the Company’s 1991 Employee Stock Purchase Plan and the Company’s 1991 Incentive

Stock Option Plan. On November 16, 1993, the Board of Directors established a standing Nominating Committee. On May 12, 1994, the Board of Directors created two committees to be responsible for administering the Company’s 1994 Stock Option Plan and the Company’s 1994 Non-Employee Director Stock Option Plan, on February 12, 1998 created a committee to be responsible for administering the Company’s 1998 Stock Option Plan and on February 12, 2002 created a committee to be responsible for administering the Company’s 2002 Stock Option Plan (collectively, the “Option Plan Committees”). On February 12, 2004, the Board of Directors changed the name of the Nominating Committee to the Nominating and Corporate Governance Committee.

The Audit Committee is currently composed of three directors who are not officers or employees of the Company: Gary S. Gladstein (Chairman), Scott J. Goldman and John B. Hansen. Each member of the Audit Committee has been determined by the Board of Directors to meet the standards for independence required of audit committee members by the New York Stock Exchange (the “NYSE”) and applicable SEC rules. For more information on the NYSE standards for independence, see “Corporate Governance-Director Independence” in this Proxy Statement. The Board of Directors has further determined that (i)  all members of the Audit Committee are financially literate and (ii) Gary S. Gladstein possesses accounting and related financial management expertise within the meaning of the listing standards of the NYSE, and therefore is an audit committee financial expert within the meaning of applicable SEC rules. The Audit Committee (a)  appoints the Company’s independent accountants, (b) reviews and approves any major change in the Company’s accounting policies, (c) reviews the scope and results of the independent audit, (d) reviews and considers the independence of the accountants, (e) reviews the effectiveness of the Company’s internal audit procedures and personnel, (f) reviews the Company’s policies and procedures for compliance with disclosure requirements concerning conflicts of interest and the prevention of unethical, questionable or illegal payments and (g) makes such reports and recommendations to the Board of Directors as it may deem appropriate. The Audit Committee held six formal meetings during the last fiscal year, all of which were attended by the Company’s independent auditors. At its meetings, the Audit Committee discussed the scope and results of the annual audit and issues of accounting policy and internal controls.

The Compensation and Stock Option Committee is currently composed of three directors who are not officers or employees of the Company: Gennaro J. Fulvio (Chairman), Scott J. Goldman and Charles P. Herzog, Jr. Each member of the Compensation and Stock Option Committee has been determined by the Board of Directors to meet the NYSE’s standards for independence. The Compensation and Stock Option Committee (i) provides assistance to the Board of Directors in discharging the Board of Directors’ responsibilities relating to management organization, performance, compensation and succession and (ii) makes such recommendations to the Board of Directors as it deems appropriate. During fiscal year 2018, the Compensation and Stock Option Committee held four formal meetings.

The Nominating and Corporate Governance Committee is currently composed of four directors who are not officers or employees of the Company: Charles P. Herzog, Jr. (Chairman), Elizabeth Donovan, Paul J. Flaherty and Terry Hermanson. Each member of the Nominating and Corporate Governance Committee has been determined by the Board of Directors to meet the NYSE’s standards for independence. The Nominating and Corporate Governance Committee is responsible for the recommendation to the Board of Directors of director nominees for election to the Board of Directors. In addition, the Nominating and Corporate Governance Committee is responsible for recommending committee assignments and responsibilities to the Board of Directors, overseeing the evaluation of Board of Directors and management effectiveness, developing and recommending to the Board of Directors corporate governance guidelines, and generally advising the Board of Directors on corporate governance and related matters. The Nominating and Corporate Governance Committee held three formal meetings during fiscal year 2018.

The Board of Directors has currently implemented a leadership structure in which Mr. Christopher serves as both Chief Executive Officer and Chairman of the Board. The Board has determined that having Mr.  Christopher serve in this dual capacity is in the best interest of stockholders at this time. The Company believes that this structure currently allows ultimate leadership and accountability to reside in a single individual, who has both extensive knowledge of the Company’s business and critical relationships with the Company’s customer base.

In order to coordinate the activities of the independent and non-management members of the Board of Directors, and to liaise between such directors and the Chairman of the Board, the Company has currently designated Mr. Hermanson to serve as Lead Independent Director. The Lead Independent Director’s responsibilities are set forth in a formal charter, which can be obtained free of charge from the Company’s website at www.muellerindustries.com or may be requested in print by any stockholder.

The Board of Directors is actively involved in oversight of risks that could affect the Company. The full Board of Directors has retained the responsibility for general oversight of risks, but the Audit Committee primarily oversees those risks that may directly or indirectly impact the Company’s financial statements. The Board of Directors receives reports directly from officers responsible for oversight of particular risks within the Company, as well as full reports by the chair of the Audit Committee regarding the Audit Committee’s considerations and actions. The Board believes that through such open communication and access to information, it can sufficiently manage the risks facing the Company. The Board of Directors’ administration of its risk oversight function has not affected the Board’s leadership structure.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) which, among other things, established, or provided the basis for, a number of new corporate governance standards and disclosure requirements. In addition, following the passage of Sarbanes-Oxley, the NYSE adopted changes to its corporate governance and listing requirements.

Director Independence

The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent,” in compliance with the rules of the NYSE, are comprised, in part, of those objective standards set forth in the NYSE rules.

The Board of Directors, in applying the NYSE standards for independence, and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company’s current “independent” directors are: Elizabeth  Donovan, Paul J. Flaherty, Gennaro J. Fulvio, Gary S. Gladstein, Scott J. Goldman, John Hansen, Terry Hermanson and Charles P. Herzog, Jr. In the course of the Board of Director’s determination regarding the independence of each non-management director, the Board considered for:

•	Mr. Flaherty, the fact that the Company has utilized certain services of Aon and its affiliates, but recognizing the arms’ length nature of such transactions, the absence of any managerial role or specific pecuniary interest of Mr. Flaherty in such matters, and the de minimis percentage such transactions represented in respect of the annual revenues and assets of each of those companies.

•	Mr. Hansen, the fact that while he was previously an executive officer of the Company (until his retirement on April 30, 2014), at the time of the 2019 Annual Meeting of Stockholders, more than five years will have lapsed since the termination of his employment relationship with the Company.

Meetings of Non-Management Directors

•	The Company’s Corporate Governance Guidelines provide that the Company’s non-management directors shall hold annually at least two formal meetings independent from management. Our Lead Independent Director presides at these executive sessions of the Board of Directors.

Audit Committee

•	In accordance with the rules and regulations of the SEC, the above paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C of the Exchange Act or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

•	Ernst & Young LLP, the Company’s independent auditors, reports directly to the Audit Committee.

•	The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company’s independent auditors prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting.

•	The Audit Committee has adopted procedures for the receipt, retention and treatment of complaints by Company employees regarding the Company’s accounting, internal accounting controls or auditing matters.

•	The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.muellerindustries.com or may be requested in print by any stockholder.

Compensation and Stock Option Committee

•	The Compensation and Stock Option Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.muellerindustries.com or may be requested in print by any stockholder.

Independent Compensation Advisor

From November 2017 to March 2018, the Compensation and Stock Option Committee retained Willis Towers Watson (“Willis Towers”) to review and advise regarding various provisions of the employment agreement between the Company and its Chief Executive Officer. The engagement of the independent advisory services of Willis Towers was made at the direction of the Compensation and Stock Option Committee in partial response to the results of the 2017 stockholder advisory vote on the compensation of the Company’s named executive officers. The Compensation and Stock Option Committee did not utilize Willis Towers’ services to benchmark executive compensation (or any component thereof) against any particular peer group.

During 2018, Willis Towers’ aggregate fees in connection with advice relating to executive compensation were $16,392. In addition to providing services related to executive compensation in 2018, Willis Towers also provided non-executive compensation consulting services to the Company. The non-executive compensation consulting services provided by Willis Towers in 2018 included retirement advice, corporate risk and broking advice and health care consulting services. During 2018, Willis Towers’ fees for these additional services were $312,973. Requests for non-executive compensation consulting services are made to Willis Towers by persons below the executive officer level within the departments of our Company that have a need for such services, and those requests are made without the involvement of our senior management or other personnel who may be associated with Willis Towers’ engagement with executive compensation consulting.

The Compensation and Stock Option Committee assessed the independence of Willis Towers and, based on this assessment, the Compensation and Stock Option Committee determined that, given the nature and scope of these additional services, these additional services did not raise a conflict of interest and did not impair Willis Towers’ ability to provide independent advice to the Compensation and Stock Option Committee concerning executive compensation matters.

Nominating and Corporate Governance Committee

•	The Nominating and Corporate Governance Committee recommends to the Board of Directors as director nominees individuals of established personal and professional integrity, ability and judgment, and who are chosen with the primary goal of ensuring that the entire Board of Directors collectively serves the interests of the Company’s stockholders. Due consideration is given to assessing the qualifications of potential nominees and any potential conflicts with the Company’s interests. The Nominating and Corporate Governance Committee also assesses the contributions of the Company’s incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members take into account such factors as they determine appropriate, including recommendations made by the Board of Directors.

•	Under its charter, the Nominating and Corporate Governance Committee considers whether the viewpoint, professional experience, education, skill and other individual qualities and attributes of any potential nominee would contribute to the diversity of the Board as a whole. The diversity of the Company’s Board and employees is a tremendous asset, and the Company is committed to maintaining a highly qualified and diverse Board. The Committee and Company are firmly committed to providing equal opportunity in all aspects of the Board nomination process and employment. The Committee will consider all candidates regardless of their age, gender, race, color of skin, ethnic origin, political affiliation, religious preference, sexual orientation, country of origin, physical handicaps or any other category.

The Nominating and Corporate Governance Committee considers and assesses the implementation and effectiveness of its diversity policy in connection with Board nominations annually to assure that the Board contains an effective mix of individuals to best advance the Company’s long-term business interests.

•	Once the Nominating and Corporate Governance Committee has identified prospective nominees, background information is elicited about the candidates, after which they are investigated, interviewed and evaluated by the Committee, which then reports to the Board of Directors.

•	The Nominating and Corporate Governance Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.muellerindustries.com or may be requested in print by any stockholder.

The Nominating and Corporate Governance Committee does not consider individuals nominated by stockholders for election to the Board. The Board believes that this is an appropriate policy because the Company’s Bylaws allow a qualifying stockholder to nominate an individual for election to the Board, which proposal can be brought directly before a meeting of stockholders, as described below. In order for a qualifying stockholder to nominate an individual to the Board, written notice of such stockholder’s intent to make such nomination must be received by  the Secretary of the Company at the Company’s principal place of business (150 Schilling Boulevard, Suite 100, Collierville, Tennessee 38017) not less than 120 days and not more than (i) with respect to an election to be held at an annual meeting of stockholders, 150 days prior to the anniversary date of the immediately preceding annual meeting (unless the annual meeting date is advanced by more than thirty days or delayed by more than thirty days, in which case different deadlines apply) and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, not earlier than 90 days prior to the special meeting and not later than the later of (a) 60 days prior to such special meeting or (b) the tenth day following the day on which public announcement is first made of the date of the special meeting, provided that in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary of the Company not later than the tenth day following the day on which such public announcement is first made by the Company. To be a qualifying stockholder, the stockholder must be a stockholder of record at the time the notice was delivered to the Secretary of the Company. Each such notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A (or successor provisions) under the Exchange Act, including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; (b) as to any other business that the stockholder desires to be brought before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the class and number of shares of Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. See “Stockholder Nominations for Board Membership and Other Proposals for 2019 Annual Meeting.”

Compensation Committee Interlocks and Insider Participation

During fiscal year 2018, Gennaro J. Fulvio, Paul J. Flaherty and Scott J. Goldman served on the Compensation and Stock Option Committee. No member of the Compensation and Stock Option Committee was, during fiscal year 2018, an officer or employee of the Company or was formerly an officer of the Company. In addition, no member of the Compensation and Stock Option Committee, during fiscal year 2018, had any relationship requiring disclosure by the Company as a related party transaction under Item 404 of Regulation S-K. No executive officer of the Company served on any board of directors or compensation committee of any other company for which any of the Company’s directors served as an executive officer at any time during fiscal year 2018.

Corporate Governance Guidelines

•	The Company has adopted a set of Corporate Governance Guidelines, including specifications for director qualification and responsibility, director access to officers and employees, director compensation, director orientation and continuing education and the annual performance evaluation of the Board of Directors.

•	Copies of the guidelines can be obtained free of charge from the Company’s website at www.muellerindustries.com or may be requested in print by any stockholder.

Code of Business Conduct and Ethics

•	The Company has adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Conduct and Ethics is applicable to all of the Company’s officers, directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. The Code of Business Conduct and Ethics covers topics, including but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.

•	Waivers from the Code of Business Conduct and Ethics are discouraged. Any waivers from the Code of Business Conduct and Ethics that relate to the Company’s directors and executive officers must be approved by the Board of Directors and will be posted on the Company’s website at www.muellerindustries.com.

•	Copies of the Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website at www.muellerindustries.com or may be requested in print by any stockholder.

Policies and Procedures for Approval of Related Party Transactions

Related party transactions may present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders. Management carefully reviews all proposed related party transactions (if any), other than routine banking transactions, to determine if the transaction is on terms comparable to terms that could be obtained in an arms-length transaction with an unrelated third party. Management reports to the Audit Committee and then to the Board of Directors on all proposed material related party transactions. Upon the presentation of a proposed related party transaction to the Audit Committee or the Board, the related party is excused from participation in discussion and voting on the matter.

Directors’ Attendance at Annual Meetings of Stockholders

It is the policy of the Company’s Board of Directors to expect that all directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance with the Chairman of the Board. With the exception of Mr. Goldman, who was excused by the Chairman, all members of the Board of Directors attended the Company’s 2018 Annual Meeting of Stockholders.

Communication with the Board of Directors

Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors, including the non-management directors as a group, may do so by directing a written request addressed to such directors or director in care of the Chairman of the Nominating and Corporate Governance Committee, Mueller Industries, Inc., 150 Schilling Boulevard, Suite 100, Collierville, Tennessee 38017. Communication(s) directed to members of the Board who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended Board member(s) except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis provides an overview of how our named executive officers were compensated in 2018, as well as how this compensation furthers our established compensation philosophy and objectives.

We believe in a pay for performance philosophy, such that a material portion of a named executive officer’s compensation is dependent upon both the short-term and long-term strategic and financial performance of the Company, considered in light of general economic and specific Company, industry, and competitive conditions. For 2018, we continued to reward named executive officers in a manner consistent with this philosophy by setting annual incentive targets based on the Company’s achievement of a certain level of operating income. For the long-term component of compensation, we continued to grant equity awards, such that any long-term compensation opportunity will be directly tied to our stock performance. Moreover, as we have done since 2016, we included a performance criterion for vesting of a portion of the long term equity awards granted in 2018 to our named executive officers (other than Mr.  Millerchip). This feature is aimed at ensuring that any vesting of such grants is conditioned upon the Company’s achievement of specified growth targets in either total stockholder return or diluted earnings per share.

Further, as explained in more detail below, our Compensation and Stock Option Committee engaged Willis Towers Watson during 2017 and the first quarter of 2018 to provide advice in designing and negotiating a new employment agreement for our Chief Executive Officer that would eliminate the “single-trigger” severance feature that certain of our stockholders identified as a cause of concern. These negotiations were ultimately successful and resulted in our entry into a new employment agreement with our Chief Executive Officer on March 15, 2018 that, among other things, eliminated the single-trigger severance entitlement that existed under this prior agreement upon the occurrence of a change in control of the Company. Mr. Christopher’s employment agreement is described in more detail below.

Compensation Policies and Objectives

In light of our pay for performance philosophy, we have designed our compensation programs for our executive officers to (i) reward our executive officers for the achievement of certain strategic and financial goals, (ii) align the long-term financial interests of our executive officers with those of our stockholders, (iii) encourage our executive officers to continue their service with the Company, and (iv) provide a means to attract additional talented executive officers when necessary.

2018 Say-on-Pay Vote

At our 2018 Annual Meeting, we held our annual non-binding stockholder advisory vote on executive compensation. Approximately 96% of our shares voted (excluding abstentions and broker non-votes) were in favor of the compensation of our named executive officers as disclosed in the proxy statement for the 2018 Annual Meeting.

Our Compensation and Stock Option Committee will consider the outcome of this year’s stockholder advisory vote on executive compensation as it makes future compensation decisions.

In accordance with the advisory vote on the frequency of the stockholder advisory vote on executive compensation submitted to stockholders at the Company’s annual meeting of stockholders held in May 2017, the Company will continue to hold a stockholder advisory vote on executive compensation every year until the next required advisory vote on the frequency of such votes which, in accordance with applicable law, will occur no later than the Company’s annual meeting of stockholders in 2023.

Determination of Compensation

For 2018, compensation for our Chief Executive Officer was determined by our Compensation and Stock Option Committee. For 2018, compensation decisions for our other named executive officers were made by our Compensation and Stock Option Committee after consideration of the recommendations of our Chief Executive Officer. Our Compensation and Stock Option Committee meets at least three times per year to determine all elements of our named executive officers’ compensation, including base salary, annual incentive compensation, and long-term equity awards. Each element of compensation plays an important role in our compensation program, and we make compensation decisions regarding each element in the context of its effect on total compensation.

In determining the levels of compensation, we generally do not rely on formulaic guidelines but rather maintain a flexible compensation program that allows us to adapt components and levels of compensation to motivate and reward individual executives within the context of our desire to attain certain strategic and financial goals and control cost. This requires that we consider subjective factors including (i) an executive officer’s performance against corporate objectives in recent years, (ii) the value of the executive officer’s skills and capabilities in supporting the long-term performance of the Company, (iii) performance of each executive officer’s specific management responsibilities, (iv) each executive officer’s contribution as a member of the executive management team, and (v) whether each executive officer’s total compensation potential and structure is sufficient to ensure the retention of the executive officer when considering the compensation potential that may be available elsewhere. As such, we make reasoned subjective determinations about compensation levels.

In making compensation decisions, our Compensation and Stock Option Committee relies on the members’ general knowledge of our industry, supplemented by advice from our Chief Executive Officer based on his knowledge of our industry in markets in which we participate. From time to time, we conduct informal analyses of compensation practices and our Compensation and Stock Option Committee may review broad-based third-party surveys to obtain a general understanding of current compensation practices.

In 2018, Mr.  Christopher’s compensation was determined based on his management of the day-to-day activities of the Company and its subsidiaries. His incentive compensation was determined by the Company meeting specific adjusted operating income targets, as discussed below under the heading “Annual Incentive Compensation.”

In 2018, Mr. Martin’s compensation was determined based on his day-to-day management of corporate accounting, finance, credit, tax, investor relations and capital allocation initiatives. His incentive compensation was determined by the Company meeting specific adjusted operating income targets, as discussed below under the heading “Annual Incentive Compensation.”

In 2018, Mr.  Millerchip’s compensation was determined based on his management of the Company’s European operations. His incentive compensation was determined by the Company meeting certain adjusted operating income targets, as discussed below under the heading “Annual Incentive Compensation.”

In 2018, Mr. Moss’s compensation was determined based on his management of our Trading products business. His incentive compensation was determined by the Company meeting specific adjusted operating income targets, as discussed below under the heading “Annual Incentive Compensation.”

In 2018, Mr.  Sigloch’s compensation was determined based on his strategic leadership of the Company’s manufacturing activities, particularly its core brass rod and copper tube manufacturing. His incentive compensation was determined by the Company meeting specific adjusted operating income targets, as discussed below under the heading “Annual Incentive Compensation.”

Elements of Compensation

Our compensation program for our named executive officers is composed of six elements: (i) base salary, (ii) traditional benefits, (iii) annual incentive compensation, (iv) long-term equity incentive compensation, (v) perquisites, and (vi) post-employment and change-in-control compensation. Each element of compensation plays an important part in our overall compensation policies and objectives.

Base Salary and Traditional Benefits

We provide base salary and traditional benefits such as group health, disability, and life insurance benefits, as well as matching contributions to our 401(k) plan, as a means of providing a base level of compensation for services performed, to encourage the continued service of our executive officers and to attract additional talented executive officers when necessary. Salaries paid to our named executive officers are set forth in the Summary Compensation Table for 2018. Base salary adjustments are determined by making reasoned subjective determinations about current economic conditions such as general wage inflation as well as the executive’s qualifications, experience, responsibilities, and past performance. For 2018, Mr. Christopher’s base salary was increased by 13.6% effective November 12, 2018; Mr. Martin’s base salary was increased by 2.0% effective April 30, 2018, and by 9.7% effective May 14, 2018; Mr. Moss’s base salary was increased by 2.5% effective April 30, 2018; Mr. Sigloch’s base salary was increased by 2.0% effective April 30, 2018; and Mr. Millerchip’s base salary was increased by 2.5% effective April 1, 2018.

Annual Incentive Compensation

Each of our named executive officers received annual incentive compensation in 2018, based upon the Company’s actual performance for 2018 relative to the performance targets (as described below) established by the Compensation and Stock Option Committee on February 9, 2018.

For 2018, the amount of incentive compensation payable to each of our named executive officers was determined by multiplying (i) the named executive officer’s actual base salary paid during 2018, (ii) the named executive officer’s incentive grade level factor (125% for Mr.  Christopher; 90% for each of Messrs. Martin, Moss and Sigloch; and 75% for Mr.  Millerchip), and (iii) the named executive officer’s performance factor. The performance factor applicable to each of the named executive officers was determined based on the achievement level of the consolidated Company adjusted operating income target, as shown in the following table:

					2018	2018
	Performance	Performance			Achievement	Performance
Name	Criteria(1)	Target	Weighting	Performance	Level	Factor
Gregory L. Christopher	Consolidated Company Adjusted Operating Income	$165.0 million	100%	$181.6 million	110%	130%(2)
Jeffrey A. Martin	Consolidated Company Adjusted Operating Income	$165.0 million	100%	$181.6 million	110%	130%(2)
Nicholas W. Moss	Consolidated Company Adjusted Operating Income	$165.0 million	50%	$181.6 million	110%	130%(2)
	Trading Group Adjusted Operating Income	$23.0 million	25%	$14.6 million	63%	0(3)
	Brass Value Added Adjusted Operating Income	$9.8 million	25%	$10.0 million	102%	100%(2)
Steffen Sigloch	Consolidated Company Adjusted Operating Income	$165.0 million	100%	$181.6 million	110%	130%(2)
Mark Millerchip	Mueller Europe Adjusted Operating Income	£11.8 million	100%	£13.0 million	110%	130%(2)

(1)	Adjustments to operating income as presented in the Company’s audited financial statements for purposes of defining the performance criteria included: (i) certain standard adjustments made annually, including expenses associated with phantom shares granted to personnel in our European businesses and FIFO variances; and (ii) certain adjustments made when applicable, gains or losses on the sale of assets, gains stemming from insurance recoveries, and purchase accounting adjustments.

(2)	To ensure an alignment between pay and performance, incentive compensation amounts would not, except as otherwise explained herein, have been paid to the named executive officers in any case where the achievement level of the operating income performance target applicable to the incentive compensation amount was less than 80%. Listed below are, for Messrs. Christopher, Martin, Moss and Sigloch, the corresponding performance factors for various levels of achievement above the threshold of 80% of the operating income performance target. Based upon his grade level factor, Mr. Millerchip’s maximum payout percentage was 150%.

Performance to Target	Payout Percentage	Performance to Target	Payout Percentage
< 80%	0%	117%	160%
80-84%	40%	118%	165%
85-89%	55%	119%	170%
90-94%	70%	120%	175%
95-99%	85%	121%	180%
100-104%	100%	122%	185%
105-109%	115%	123%	190%
110-114%	130%	124%	195%
115%	150%	125%	200%
116%	155%	> 125%	200%

(3)	For the portion of Mr. Moss’s annual incentive compensation that was based upon the Trading Group’s performance, B&K LLC & Mexico was the applicable business line.

As a result of 2018 performance, the annual incentive payments for the named executive officers, which are set forth in the Summary Compensation Table for 2018, equal the following percentages of each named executive officer’s actual base salary paid during 2018: 162.5% for Mr. Christopher (125% grade level factor times a 130% performance factor); 117% for Mr. Martin (90% grade level factor times a 130% performance factor); 81% for Mr. Moss (90% grade level factor times performance factors of 130%, 0% and 100% weighted on a 50%-25%-25% basis respectively); 117% for Mr. Sigloch (90% grade level factor times a 130% performance factor)); and 97.5% for Mr. Millerchip (75% grade level factor times a 130% performance factor). In 2018, in addition to receiving annual incentive compensation, Mr. Moss received a discretionary bonus of $26,136. The discretionary bonus was paid in recognition of his outstanding service to the Company and leadership.

Long-Term Equity-Based Incentive Program

Our long-term equity-based incentive compensation rewards our named executive officers for achievement of our long-term financial success as measured by our stock price. As such, it aligns the financial interests of our named executive officers with our stockholders and rewards our named executive officers for increased stockholder value. Historically, we have granted restricted stock to our named executive officers, as discussed below. Generally, our equity incentive awards have been granted subject to three- or five-year vesting schedules, which we believe rewards outstanding service by our named executive officers and provides us with an effective mechanism to incentivize our named executive officers to achieve long-term financial success for the Company, to provide a strong retention incentive, and to align the interests of our named executive officers with the long-term interest of our stockholders.

Moreover, since 2016, we have added a performance criterion for vesting of a portion of the long term equity awards granted to Messrs. Christopher, Martin, Moss and Sigloch. The introduction of this feature was aimed at ensuring that any vesting of such grants is conditioned upon the Company’s achievement of specified growth targets in either total stockholder return or diluted earnings per share over the reference period, which for the 2018 grants, was December 30, 2017 to the last day of the 2022 fiscal year. For this purpose, total stockholder return will be determined by dividing (i) an amount equal to the 30-day trailing average closing price of a share of stock as of the applicable reference date, minus $35.91 (the 30-day trailing average closing price of a share of stock as of December 30, 2017), plus the value of any dividends and distributions paid during the reference period, by (ii) $35.91, and multiplying such amount by 100.

Long-term equity incentive awards to our named executive officers, other than our Chief Executive Officer (and in the case of Mr. Millerchip due to his residency in the United Kingdom, stock appreciation rights, which are treated as phantom shares for purposes of this Proxy Statement), are typically granted annually by our Compensation and Stock Option Committee based on the recommendations of our Chief Executive Officer. Long-term equity incentive awards to our Chief Executive Officer are granted annually based on the determinations of our Compensation and Stock Option Committee. In recent years, it has been the Company’s practice to issue long-term equity incentive awards to certain executives and other employees in late July following release of the Company’s second quarter and six-month operating results. In 2018, consistent with our historical practices, the named executive officers received annual grants in July 2018. In addition to Mr. Christopher’s annual grant, the Compensation Committee determined to grant him a special performance-based restricted stock award in July 2018, in recognition of his outstanding service, leadership and commitment to the well-being of the Company. The Compensation and Stock Option Committee has concluded that restricted stock awards (i) encourage key personnel to focus on sustainable long-term performance, (ii) strengthen the relationship between compensation and growth in the market price of the Company’s common stock and thereby align management’s financial interests with those of the stockholders and (iii) help attract and retain talented management personnel. In determining which named executive officers should receive restricted stock awards during 2018, and the size of these awards, our Compensation and Stock Option Committee made reasoned subjective determinations based upon the performance of the named executive officers, the importance of retaining their services, and their role in helping us work toward our long-term goals. There was no set formula for the granting of annual restricted stock awards to individual named executive officers or phantom shares to Mr.  Millerchip. In 2018, we granted shares of restricted stock to Messrs. Christopher, Martin, Moss and Sigloch covering an aggregate of 185,000 shares. In lieu of restricted stock, Mr. Millerchip received 13,000 phantom shares, which represent the right to receive a lump sum cash payment, as soon as administratively practicable following July 31, 2023, in an amount equal to (i) the product of (x) 13,000 and (y) the average of the highest and lowest trading prices for one share of the Company’s common stock on July 31, 2023 (or, if July 31, 2023 is not a trading day, the trading day immediately preceding July 31, 2023) as reported on the principal national securities exchange on which the common stock is listed and traded on such date, plus (ii) the cash equivalent of any dividends paid in respect of 13,000 shares of common stock during the period commencing on August 1, 2018 and ending on July 31, 2023).

To foster retention, the 2018 equity-based awards generally vest over a five year period, subject to accelerated vesting on certain involuntary terminations and upon a change in control (as explained in more detail in the Grant of Plan Based Awards table below). The Compensation and Stock Option Committee elected to use a long-term vesting schedule, and included a performance based criterion for vesting with respect to certain of the awards granted to the named executive officers in 2018 to promote retention and to incentivize performance. Further, because total shareholder return and diluted earnings per share are metrics generally associated with stockholder value and long-term growth, the Compensation and Stock Option Committee determined to use those metrics as the underlying criteria for vesting of the performance-based long-term incentive awards. In addition, given the importance of long-term equity incentive awards in our compensation program, the Compensation and Stock Option Committee determined to provide for accelerated vesting to compensate our executive officers for their contributions to the Company and to provide them with assurance that they will not be disadvantaged with respect to their equity awards in the event of a change in control or in connection with certain involuntary terminations of employment.

Perquisites

We offer certain perquisites to our named executive officers, which we view as an added element of our executive compensation program designed to attract, retain and reward our named executive officers. The perquisites we provided in fiscal year 2018 were as follows: estate and tax planning, certain club memberships, Company incentive trips, personal use of our Company airplane, and reimbursement of the income tax liabilities associated with certain perquisites. Estate and tax planning is provided to certain named executive officers to complement our various compensation elements for the purpose of ensuring the named executive officers understand the complexity of the long-term equity incentives and are thereby able to maximize the value of such benefits. We provide certain club memberships in part to facilitate networking with and entertainment of our business clients. Because of the nature of such memberships, our named executive officers gain some personal benefits. We offer Company incentive trips to reward top achievers in our organization. We maintain a Company-owned airplane primarily to provide efficient transportation to certain employees and customers for business travel. From time to time, when our plane is not being used for business purposes, we allow certain named executive officers to use the plane for personal travel.

2018 Compensation Decisions

As noted above, the Compensation and Stock Option Committee retained Willis Towers in November 2017, and worked with Willis Towers until March 2018, to review and advise regarding various provisions of the employment agreement between the Company and Mr.  Christopher. The engagement of the independent advisory services of Willis Towers was made at the direction of the Compensation and Stock Option Committee in partial response to the results of the 2017 stockholder advisory vote on the compensation of the Company’s named executive officers. The Compensation and Stock Option Committee did not utilize Willis Towers’ services to benchmark executive compensation (or any component thereof) against any particular peer group.

On March 15, 2018, in response to the feedback we have received from our stockholders, we entered into an indefinite term employment agreement (the “Employment Agreement”) with Mr. Christopher, pursuant to which he will continue to serve as the Company’s Chief Executive Officer, reporting directly to the Board. The Employment Agreement eliminates the “single-trigger” severance to which Mr. Christopher would have been entitled upon the occurrence of a change in control of the Company under the prior employment agreement. In consideration for the payments and benefits provided under the Employment Agreement, Mr. Christopher agreed to be subject to certain restrictive covenants during the term of his employment and thereafter, including customary non-compete restrictions that apply for one year post-termination and customary non-solicitation restrictions with respect to current and prospective employees that apply for one year post-termination. In addition, during the term of his employment and for one year thereafter, Mr. Christopher is prohibited from contacting any customer or prospective customer of the Company, or any representative of the same, for the purpose of providing any service or product competitive with any service or product sold or provided by the Company.

Tax Considerations

Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to certain executive officers, subject historically to an exception for qualifying “performance-based compensation.” The Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modified Section 162(m) of the Code and, among other things, eliminated the performance-based exception to the $1,000,000 million deduction limit effective as of January 1, 2018. As a result, as of 2018, compensation paid to certain executive officers in excess of $1,000,000 million is nondeductible, whether or not it is performance-based. In addition, beginning in 2018, the executive officers subject to Section 162(m) of the Code (the “Covered Employees”) will include any individual who served as the Chief Executive Officer and Chief Financial Officer at any time during the taxable year and the three other most highly compensated officers (other than the Chief Executive Officer and Chief Financial Officer) for the taxable year, and once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment.

The Tax Cuts and Jobs Act includes a transition rule under which the changes to Section 162(m) of the Code described above will not apply to compensation payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified after that date. To the extent applicable to our existing contracts and awards, we may avail ourselves of this transition rule. However, because of uncertainties as to the application and interpretation of the transition rule, no assurances can be given at this time that our existing contracts and awards, even if in place on November 2, 2017, will meet the requirements of the transition rule. Moreover, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals in the best interest of the company, we do not limit our actions with respect to executive compensation to preserve deductibility under Section 162(m) of the Code if we determine that doing so is in the best interests of the Company and its stockholders.

Compensation Risk Management

In establishing compensation programs for the Company’s executive officers and non-executive employees, the Compensation and Stock Option Committee and senior management of the Company, respectively, consider the potential effect(s) of such programs on the Company, as well as whether such programs create appropriate incentives. The only component of employee compensation that might pose a risk of having an adverse effect is annual cash incentive compensation, which is intended to incentivize our employees to achieve short-term financial performance objectives, and ties a portion of an employee’s compensation to the achievement of such objectives. While annual cash incentive compensation encourages risk taking on the part of the Company’s employees in their efforts to achieve these objectives, the Company believes that the risk is well managed and the level of risk is acceptable. Moreover, certain senior management members have a substantial portion of their compensation in the form of equity-based awards that are long-term in nature, including equity awards that are subject to achievement of long-term financial performance objectives. We believe this counter balances any motivation to unduly favor excessive short-term risk taking. We also believe that the applicable performance objectives create appropriate incentives for our employees from year-to-year. Risk is further reduced by the fact that annual cash incentives are awarded on a discretionary basis; any known excessive risk taking could result in a reduction or elimination of the annual payment. Furthermore, our Chief Executive Officer and Chief Financial Officer are subject to clawback provisions under the Sarbanes-Oxley Act of 2002.

For these reasons we believe that our compensation policies and practices are not likely to have a material adverse effect on the Company.

SUMMARY COMPENSATION TABLE FOR 2018

The following table shows compensation of our principal executive officer, our principal financial officer, and other named executive officers for the 2018, 2017 and 2016 fiscal years, as applicable.

							Non-Equity
					Stock		Incentive Plan	All Other
		Salary	Bonus		Awards		Compensation	Compensation		Total
Name and Principal Position	Year	($)	($)		($)(1)		($)	($)		($)
Gregory L. Christopher	2018	1,117,308	—		3,873,600	(2)	1,815,625	543,480	(3)	7,350,013
Chief Executive Officer & Chairman	2017	1,100,000	—		2,105,280		962,500	445,812		4,613,592
	2016	1,100,000	—		2,388,400		1,168,750	157,275		4,814,425

Jeffrey A. Martin	2018	359,873	—		581,040		421,052	68,553	(4)	1,430,518
Chief Financial Officer & Treasurer	2017	335,000	—		526,320		211,050	58,519		1,130,889
	2016	310,962	—		614,160		237,886	15,155		1,178,163

Nicholas W. Moss	2018	387,205	26,136	(5)	710,160		313,637	173,294	(6)	1,610,432
President – B&K LLC	2017	378,967	—		774,000		185,031	154,518		1,492,516
	2016	368,719	50,000		921,240		282,070	25,260		1,647,289

Steffen Sigloch	2018	328,693	—		807,000		384,571	227,048	(7)	1,747,312
Chief Manufacturing Officer	2017	321,906	—		774,000		179,623	114,222		1,389,751
	2016	310,961	—		921,240		237,886	40,376		1,510,463

Mark Millerchip	2018	200,175			419,640		195,171	133,932	(10)	948,918
Executive Director, Mueller Europe (8) (9)	2017	207,595			383,982		233,545	100,547		925,669

(1)	This column represents the aggregate grant date fair value of awards (and in the case of Mr. Millerchip, phantom shares) granted to our named executive officers, determined under Financial Accounting Standards Board Accounting Standards Codification 718 and assuming, for purposes of any awards subject to performance-based vesting criteria, the probable outcome of the performance conditions. For information on the valuation assumptions with respect to awards made, refer to Note 15 - Stock-Based Compensation to the Company’s Consolidated Financial Statements filed with its Annual Report on Form 10-K for the fiscal year ended December 29, 2018. The amounts above reflect the Company’s aggregate expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(2)	The reported amount includes the aggregate grant date fair value of a one-time special award of 50,000 shares of performance-based restricted stock granted to Mr. Christopher in recognition of outstanding service to the Company and leadership.

(3)	Mr. Christopher’s other compensation includes $433,067 in restricted stock dividends, including payment of the Special Dividend in respect of shares of restricted stock that were unvested at the time of the declaration of the Special Dividend and that vested in 2018, $18,315 in premiums on a life insurance policy maintained on his behalf, a

$12,111 reimbursement of the income tax liabilities associated with certain perquisites, $27,371 in club memberships and personal tax and estate planning, and an $11,000 matching contribution to the Company’s 401(k) Plan. In addition, Mr. Christopher’s other compensation includes the incremental cost of $41,616 incurred by the Company to operate the Company’s aircraft in connection with Mr. Christopher’s personal use of the aircraft, calculated based on the cost of fuel, crew travel, trip-related maintenance and other similar variable costs. Fixed costs, which do not change based on usage, are excluded as the Company’s aircraft is used predominantly for business purposes.

(4)	Mr. Martin’s other compensation includes $52,933 in restricted stock dividends, including payment of the Special Dividend in respect of shares of restricted stock that were unvested at the time of the declaration of the Special Dividend and that vested in 2018, an $11,000 matching contribution to the Company’s 401(k) Plan, and $4,620 in club memberships and personal tax and estate planning.

(5)	The reported amount represents a discretionary bonus paid to Mr. Moss in recognition of outstanding service to the Company and leadership.

(6)	Mr. Moss’s other compensation includes $155,149 in restricted stock dividends, including payment of the Special Dividend in respect of shares of restricted stock that were unvested at the time of the declaration of the Special Dividend and that vested in 2018, an $11,000 matching contribution to the Company’s 401(k) Plan, and $7,145 in personal tax and estate planning.

(7)	Mr. Sigloch’s other compensation includes $108,267 in restricted stock dividends, including payment of the Special Dividend in respect of shares of restricted stock that were unvested at the time of the declaration of the Special Dividend and that vested in 2018, an $11,000 matching contribution to the Company’s 401(k) Plan, $555 in personal tax and estate planning, $7,937 in Company incentive trips, $57,096 in reimbursed relocation expenses, and a $42,193 reimbursement of the income tax liabilities associated with certain perquisites.

(8)	Mr. Millerchip did not serve as a named executive officer in 2016. Accordingly, only his compensation for 2018 and 2017 is reported in the above table.

(9)	Mr. Millerchip’s salary, non-equity incentive plan compensation and other compensation were paid in Great British Pounds. Amounts reported for Mr. Millerchip for 2018 and 2017 have been converted to U.S. dollars by applying a currency exchange rate of 1.27 and 1.35 U.S. dollars per Great British Pound, calculated as of December 29, 2018 and December 30, 2017, respectively, and therefore do not take into account increases or decreases that could result from the amount being converted into U.S. dollars.

(10)	Mr. Millerchip’s other compensation includes $115,888 in accrued dividend payments made in respect of phantom shares that vested in 2018, $14,258 for personal automobile usage, and $3,786 in private health insurance payments.

Pay Ratio

In 2018, the total compensation of Mr.  Christopher, our Chief Executive Officer, was $7,350,013, as reported in the “Summary Compensation Table for 2018.” Based on the methodology described below, we determined that the median employee in terms of total 2018 compensation of all of our employees (other than Mr.  Christopher) received an estimated $35,587 in total compensation for 2018. Therefore, the estimated ratio of 2018 total compensation of Mr. Christopher to the median employee was 207:1.

In general, we offer employees base salary, company retirement plan contributions, the opportunity to receive incentive awards for performance, and other benefits. In accordance with SEC rules, the median employee compensation provided above reflects company retirement plan contributions, incentive awards for 2018 performance and other benefits, but does not reflect benefits relating to group life or health plans generally available to all salaried employees.

To determine median employee compensation, we took the following steps:

•	We identified our employee population as of December 29, 2018, which consisted of approximately 5,134 employees.

•	For each employee (other than Mr. Christopher), we determined the sum of his or her base salary and incentive awards for 2018. Comparing the sums, we identified an employee whose compensation best reflects the Company employees’ median 2018 compensation, taking into account whether their compensation likely would reflect median employee compensation in future years.

•	In accordance with SEC rules, we then determined that employee’s 2018 total compensation $35,587 using the approach required by the SEC when calculating our named executive officers’ compensation, as reported in the Summary Compensation Table.

2018 GRANTS OF PLAN BASED AWARDS TABLE

The following table sets forth summary information regarding all grants of plan-based awards made to our named executive officers for the fiscal year ended December 29, 2018.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or		Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)(3)		Awards ($)
Gregory L. Christopher	—	558,654	1,396,635	3,491,588	—	—	—	—		—
	7/26/2018	—	—	—	—	50,000	—	70,000	(3)	3,873,600
Jeffrey A. Martin	—	129,554	323,886	647,771	—	—	—	—		—
	7/26/2018	—	—	—	—	6,000	—	12,000	(3)	581,040
Nicholas W. Moss	—	139,394	348,485	696,969	—	—	—	—		—
	7/26/2018	—	—	—	—	4,000	—	18,000	(3)	710,160
Steffen Sigloch	—	118,329	295,824	591,647	—	—	—	—		—
	7/26/2018	—	—	—	—	10,000	—	15,000	(3)	807,000
Mark Millerchip	—	60,526	151,314	226,971	—	—	—	—		—
	7/26/2018	—	—	—	—	—	—	13,000	(4)	419,640

(1)	Represents annual cash incentive awards that could have been earned based on performance in 2018. These columns show awards that were possible at the threshold, target and maximum levels of performance for each named executive officer in 2018, determined by multiplying each named executive officer’s actual base salary paid during 2018, by the named executive officer’s incentive grade level factor, and then by a performance factor of 40% for the threshold level (for 80% achievement of the applicable performance criteria), 100% for the target level (for 100% achievement of the applicable performance criteria), capped at 200% (or, in the case of Mr. Millerchip, 150%) for the maximum level (for 125% achievement of the applicable performance criteria).

(2)	Shares of performance-based restricted stock will vest 100% on February 28, 2023, conditioned upon the Company’s achievement of a 3.5% compounded annual growth rate in total shareholder return or diluted earnings per share over the reference period (December 30, 2017 to the last day of the 2022 fiscal year) and are subject to earlier vesting in connection with a change in control or a termination of employment due to death, disability or a qualifying retirement (subject, in the case of a qualifying retirement, to achievement of the performance criteria, measured through the last day of the fiscal year preceding the year in which such qualifying retirement occurs). Amounts reported represent the target (which also represents the threshold and maximum) number of performance-based shares of restricted stock that have the potential to vest pursuant to the foregoing vesting schedule.

(3)	Shares of time-based restricted stock will vest 30% on each of the third and fourth anniversaries of the vesting commencement date (July 30, 2018), and 40% on the fifth anniversary of the vesting commencement date and are subject to earlier vesting in connection with a change in control, or a termination of employment due to death or disability, or in the case of Mr. Christopher, termination of employment without cause or resignation for good reason.

(4)	Phantom shares granted to Mr. Millerchip in July 2018 will, on the approximate fifth anniversary of such grant and subject to his continuous employment through such date, entitle Mr. Millerchip to lump sum cash payments in amounts equal to (i) the product of the number of phantom shares rights granted times the average of the highest and lowest trading prices for one share of the Company’s common stock as of the vesting date, plus (ii) the cash equivalent of any dividends paid during the relevant period in respect of the number of shares of the Company’s common stock underlying the number of phantom shares granted, subject to earlier vesting upon a change in control or termination of employment due to death, or disability.

Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table

Employment Agreement with Mr. Christopher

On March 15, 2018, we entered into an indefinite term employment agreement (the “Employment Agreement”) with Mr. Christopher, pursuant to which he will continue to serve as the Company’s Chief Executive Officer, reporting directly to the Board. The Employment Agreement replaced Mr. Christopher’s prior employment agreement and, in so doing, eliminated the “single-trigger” severance to which Mr. Christopher would have been entitled upon the occurrence of a change in control of the Company under the prior employment agreement.

The Employment Agreement provides that Mr. Christopher will receive a base salary of not less than $1,100,000 per year and will be eligible to receive an annual bonus award determined by the Compensation and Stock Option Committee. For each fiscal year, Mr. Christopher’s target annual bonus will be 125% of his base salary upon achievement of target performance levels and he will be eligible for a maximum annual bonus of 250% of base salary when performance equals or exceeds 125% of the applicable performance objectives, with the actual annual bonus payable being based upon the actual level of achievement of annual Company and individual performance objectives for such fiscal year, as determined by the Compensation and Stock Option Committee. In addition, during the term of

Mr. Christopher’s employment, the Company will maintain a term life insurance policy for Mr. Christopher with a face value of at least $5 million, and Mr. Christopher will have the right to name the beneficiary of such term life insurance policy.

In the event that Mr. Christopher’s employment is terminated for any reason (other than by the Company for “cause” (as defined in the Employment Agreement)), he will, subject to his execution of a general release in favor of the Company and his continued compliance with certain restrictive covenants (the “Conditions”), be entitled to receive the following payments and benefits: (i) any accrued but unpaid compensation and benefits; (ii) any unpaid annual bonus with respect to the previously completed fiscal year; (iii) subject to achievement of the applicable performance objectives for the fiscal year in which the termination occurs, payment of a prorated annual bonus for such fiscal year; and (iv) continued medical, dental and hospitalization coverage (or payment in lieu of coverage if coverage is not permitted by applicable law or the terms of the applicable plan) for Mr. Christopher, his spouse and covered dependents until the latest of Mr. Christopher’s 70th birthday, his spouse’s 70th birthday, and the 3rd anniversary of such termination.

Additionally, if Mr. Christopher’s employment is terminated by the Company without “cause” or by Mr. Christopher for “good reason” (as defined in the Employment Agreement), Mr. Christopher will, subject to the Conditions, be entitled to (i) continued payment of his base salary for 36 months; except that if such termination occurs during the 24-months immediately following a “change in control” (as defined in the Employment Agreement), such amount will be paid in a lump sum on the first regularly scheduled payroll date following the 60th day following such termination; and (ii) an amount equal to 3 times Mr. Christopher’s target annual bonus in respect of the fiscal year in which such termination occurs (or prior fiscal year, if greater), such amount to be paid in equal installments over the 3-year period following such termination at the same time such amounts would otherwise have been paid to Mr. Christopher had no termination occurred; provided that if Mr. Christopher’s termination of employment occurs during the 24-month period following the consummation of a “change in control,” such amount will be paid in a lump sum on the first regularly scheduled payroll date following the 60th day following such termination. The Employment Agreement does not provide for any “single-trigger” severance payments or benefits.

The Employment Agreement does not provide any gross-up or tax assistance on the severance benefits. Instead, the Employment Agreement contains a “modified cutback” provision, which would act to reduce the benefits payable to Mr. Christopher to the extent necessary so that no “golden parachute excise tax” would be imposed on the benefits paid, but only if doing so would result in Mr. Christopher retaining a larger after-tax amount.

Mr. Christopher is subject to certain restrictive covenants during the term of his employment and thereafter, including customary non-compete restrictions that apply for one year post-termination and customary non-solicitation restrictions with respect to current and prospective employees that apply for one year post-termination. In addition, during the term of his employment and for one year thereafter, Mr. Christopher is prohibited from contacting any customer or prospective customer of the Company, or any representative of the same, for the purpose of providing any service or product competitive with any service or product sold or provided by the Company.

Change in Control Agreements with Messrs. Martin, Moss, Sigloch and Millerchip

On July 26, 2016, the Company entered into change in control agreements with certain key members of the management team, including Messrs. Martin, Moss, Sigloch and Millerchip. Pursuant to those agreements, if, upon or within two years following a “change in control”, the executive’s employment is terminated by the Company without “cause” (other than on account of death or Disability), or by the executive for “good reason”, subject to execution of a general release of claims, the executive shall be entitled to: (i) an amount equal to two times the executive’s base salary (as in effect immediately prior to the change in control or, if greater, the date of such termination); and (ii) an amount equal to two times the average annual bonus paid to the executive (including, for this purpose only, any amounts deferred) in respect of the three calendar years immediately preceding the calendar year in which the change in control occurs (or the three calendar years immediately preceding the calendar year of such termination, if greater). The terms “change in control” and “cause” are defined in the 2014 Incentive Plan and the term “good reason” is defined in each executive’s change in control agreement. The agreements also provide that for two years following termination under the circumstances described above, each of Messrs. Martin, Moss and Sigloch will receive (subject to the executive’s election of COBRA continuation coverage under the Company’s group health plan) continued coverage under the Company’s group health plan at the Company’s cost (or at the direction of the Company, reimbursement for COBRA premiums) for two years following such termination. In the case of Mr. Millerchip, he will receive the cost of private health care, based upon costs incurred by the Company in the applicable year of termination, for two years following such termination.

2009 Stock Incentive Plan

In 2018, we maintained the 2009 Stock Incentive Plan, which was approved by our stockholders at our Annual Meeting in May 2009. Our Compensation and Stock Option Committee administers the 2009 Stock Incentive Plan and is authorized to, among other things, designate participants, grant awards, determine the number of shares of Common Stock to be covered by awards and determine the terms and conditions of any awards, and construe and interpret the 2009 Stock Incentive Plan and related award agreements. The 2009 Stock Incentive Plan reserved 1,500,000 shares of our Common Stock for issuance, subject to adjustment in the event of any change in the outstanding Common Stock or the capital structure of the Company or any other similar corporate transaction or event. The 2009 Stock Incentive Plan terminated as of February 12, 2019, and as such, there are no remaining shares issued thereunder that may be issued in the future.

2014 Incentive Plan

In 2018, we maintained the 2014 Incentive Plan, which was approved by our stockholders at our Annual Meeting in May 2014. Our Compensation and Stock Option Committee administers the 2014 Incentive Plan and is authorized to, among other things, designate participants, grant awards, including cash-based awards that historically were intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, determine the number of shares of Common Stock to be covered by awards and determine the terms and conditions of any awards, and construe and interpret the 2014 Incentive Plan and related award agreements. The 2014 Incentive Plan reserved 1,500,000 shares of our Common Stock for issuance, subject to adjustment in the event of any change in the outstanding Common Stock or the capital structure of the Company or any other similar corporate transaction or event.

We will continue to maintain the 2014 Incentive Plan and grant awards pursuant to it. The Mueller Industries, Inc. 2019 Incentive Plan, if approved by our stockholders, will be maintained in addition to the 2014 Incentive Plan.

OUTSTANDING EQUITY AWARDS AT FISCAL 2018 YEAR-END

The following table sets forth summary information regarding the outstanding equity awards held by our named executive officers as of December 29, 2018.

			Option Awards(1)				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Gregory L. Christopher(3)	07/25/2014		—	—	—	—	12,800	299,648	—	—
	07/24/2015		—	—	—	—	44,800	1,048,768	—	—
	07/28/2016		—	—	—	—	60,000	1,404,600	10,000	234,100
	07/27/2017		—	—	—	—	60,000	1,404,600	8,000	187,280
	07/26/2018						70,000	1,638,700	50,000	1,170,500
Jeffrey A. Martin	07/30/2009		9,066	—	9.75	07/30/2019	—	—	—	—
	07/23/2010		8,800	—	10.01	07/23/2020	—	—	—	—
	07/25/2013	(4)	—	—	—	—	6,000	140,460	—	—
	11/22/2013	(5)	—	—	—	—	3,020	70,698	—	—
	07/25/2014	(6)	—	—	—	—	8,600	201,326	—	—
	07/24/2015	(8)	—	—	—	—	13,300	311,353	—	—
	07/28/2016	(9)	—	—	—	—	10,000	234,100	8,000	187,280
	07/27/2017	(10)	—	—	—	—	10,000	234,100	7,000	163,870
	07/26/2018	(11)					12,000	280,920	6,000	140,460
Nicholas W. Moss	07/23/2010		24,445	—	10.01	07/23/2020	—	—	—	—
	07/25/2013	(4)	—	—	—	—	6,000	140,460	—	—
	11/22/2013	(5)	—	—	—	—	5,034	117,846	—	—
	07/25/2014	(7)	—	—	—	—	5,000	117,050	—	—
	07/24/2015	(8)	—	—	—	—	17,500	409,675	—	—
	07/28/2016	(9)	—	—	—	—	23,000	538,430	4,000	93,640
	07/27/2017	(10)	—	—	—	—	21,000	491,610	4,000	93,640
	07/26/2018	(11)					18,000	421,380	4,000	93,640
Steffen Sigloch	07/25/2013	(4)	—	—	—	—	6,000	140,460	—	—
	11/22/2013	(5)	—	—	—	—	4,196	98,228	—	—
	07/25/2014	(6)	—	—	—	—	12,200	285,602	—	—
	07/24/2015	(8)	—	—	—	—	20,200	472,882	—	—
	07/28/2016	(9)	—	—	—	—	15,000	351,150	12,000	280,920
	07/27/2017	(10)	—	—	—	—	15,000	351,150	10,000	234,100
	07/26/2018	(11)					15,000	351,150	10,000	234,100
Mark Millerchip	11/22/2013	(12)	—	—	—	—	2,350	55,014	—	—
	07/31/2016	(13)	—	—	—	—	12,000	280,920	—	—
	07/27/2017	(12)	—	—	—	—	12,000	280,920	—	—
	07/26/2018	(12)	—	—	—	—	13,000	419,640	—	—

(1)	The options reflected vested and became exercisable at the rate of 20% of the underlying Common Stock per year on each of the first five anniversaries of the grant date and will expire on the tenth anniversary of the grant date. All outstanding options were adjusted in March 2017 due to payment of the Special Dividend. The amount of outstanding options and the exercise prices shown in the above table are post-adjustment.

(2)	Shares of performance-based restricted stock are conditioned upon the Company’s achievement of a 3.5% compounded annual growth rate in total stockholder return or diluted earnings per share over a defined reference period and subject to earlier vesting in connection with a change in control or a termination of employment due to death, disability or a qualifying retirement (subject, in the case of a qualifying retirement, to achievement of the performance criteria, measured through the last day of the fiscal year preceding the year in which such qualifying retirement occurs). For the performance-based restricted stock granted to these executives on July 28, 2016, the vesting date is February 28, 2022 and the reference period is December 26, 2015 to the last day of the 2021 fiscal year. For the performance-based restricted sock granted to these executives on July 27, 2017, the vesting date is February 28, 2023 and the reference period is December 31, 2016 to the last day of the 2022 fiscal year. For the performance-based restricted stock granted to these executives on July 26, 2018, the vesting date is February 28, 2023 and the reference period is December 30, 2017 to the last day of the 2022 fiscal year.

(3)	Shares of restricted stock will vest either (i) 20% per year on each of the first five anniversaries of the date of grant, or (ii) 30% on each of the third and fourth anniversaries of the vesting commencement date (July 30, 2015, July 30, 2016, July 30, 2017, or July 30, 2018 as the case may be), and 40% on the fifth anniversary of the vesting commencement date, in each case, subject to earlier vesting in connection with a change in control or a termination of employment due to death, disability, by us without cause or by Mr. Christopher for good reason.

(4)	Shares of restricted stock will vest either (i) 20% per year on each of the first five anniversaries of the date of grant, or (ii) 100% on December 31, 2018, subject to earlier vesting in connection with a change in control or a termination of employment due to death or disability.

(5)	Shares of restricted stock will vest 100% on December 31, 2018, subject to earlier vesting in connection with a change in control or a termination of employment due to death or disability.

(6)	Shares of restricted stock will vest either (i) 20% per year on each of the first five anniversaries of the date of grant, or (ii) 100% on December 31, 2020, subject to earlier vesting in connection with a change in control or a termination of employment due to death or disability.

(7)	Shares of restricted stock will vest 20% per year on each of the first five anniversaries of the date of grant, subject to earlier vesting in connection with a change in control or a termination of employment due to death or disability.

(8)	Shares of restricted stock will vest either (i) 30% on each of the third and fourth anniversaries of the vesting commencement date (July 30, 2015), and (ii) 40% on the fifth anniversary of the vesting commencement date, or (iii) 100% on December 31, 2021, subject to earlier vesting in connection with a change in control or a termination of employment due to death, or disability.

(9)	Shares of restricted stock will vest 30% on each of the third and fourth anniversaries of the vesting commencement date (July 30, 2016), and 40% on the fifth anniversary of the vesting commencement date, and are subject to earlier vesting in connection with a change in control or a termination of employment due to death, or disability.

(10)	Shares of restricted stock will vest 30% on each of the third and fourth anniversaries of the vesting commencement date (July 30, 2017), and 40% on the fifth anniversary of the vesting commencement date, and subject to earlier vesting in connection with a change in control or a termination of employment due to death, or disability.

(11)	Shares of restricted stock will vest 30% on each of the third and fourth anniversaries of the vesting commencement date (July 30, 2018), and 40% on the fifth anniversary of the vesting commence date, and subject to earlier vesting in connection with a change in control or a termination of employment due to death or disability.

(12)	Phantom shares granted to Mr. Millerchip in November 2013, July 2017 and July 2018 will, on the approximate fifth anniversary of such grants and subject to his continuous employment through such date, entitle Mr. Millerchip to lump sum cash payments in amounts equal to (i) the product of the number of phantom shares granted times the average of the highest and lowest trading prices for one share of the Company’s common stock as of the vesting date, plus (ii) the cash equivalent of any dividends paid during the relevant period in respect of the number of shares of the Company’s common stock underlying the number of phantom shares granted, subject to earlier vesting upon a change in control or termination of employment due to death, or disability.

(13)	Phantom shares granted to Mr. Millerchip in July 2016 will, on the approximate third anniversary of such grant and subject to his continuous employment through such date, entitle Mr. Millerchip to lump sum cash payments in amounts equal to (i) the product of the number of phantom shares granted times the average of the highest and lowest trading prices for one share of the Company’s common stock as of the vesting date, plus (ii) the cash equivalent of any dividends paid during the relevant period in respect of the number of shares of the Company’s common stock underlying the number of phantom shares granted, subject to earlier vesting upon a change in control or termination of employment due to death, or disability.

2018 STOCK VESTED

The following table sets forth the value realized by each of our named executive officers as a result of the vesting of restricted stock during the fiscal year ended December 29, 2018.

	Stock Awards
	Number of	Value
	Shares Acquired	Realized
	on Vesting	on Vesting
Name	(#)	($)(1)
Gregory L. Christopher	44,800	1,436,288
Jeffrey A. Martin	5,500	176,330
Nicholas W. Moss	16,100	516,166
Steffen Sigloch	11,200	359,072
Mark Millerchip	10,000 (2)	320,600

(1)	The amounts shown in the Value Realized on Vesting Column equal the number of shares vested multiplied by the market value of the Company’s stock on the vesting date.

(2)	Amounts shown for Mr. Millerchip in this column refer to phantom shares (as opposed to restricted stock) that vested during the fiscal year ended December 29, 2018.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR
CHANGE OF CONTROL AS OF THE END OF 2018

Pursuant to the employment agreement with our Chief Executive Officer, and the equity award and change in control agreements with our other named executive officers, upon a change in control or certain terminations of employment, our named executive officers are entitled to payments of compensation and benefits and/or accelerated vesting of equity awards, in each case as described below. The table below reflects the amount of compensation and benefits payable to each named executive officer in the event of (i) a change in control, (ii) an involuntary termination without cause or a resignation for good reason (specifically, for Messrs. Martin, Moss, Sigloch and Millerchip, the occurrence of such a termination upon or within two years following a change in control), and (iii) a termination by reason of death or disability. The named executive officers are not entitled to any payments in connection with a termination for cause.

The amounts shown assume the applicable triggering event occurred on December 29, 2018, and are estimates of the amounts that would be paid to the named executive officers upon the occurrence of such triggering event..

						Accelerated
						Vesting of
		Salary &				Equity Awards
Name	Triggering Event	Bonus ($)		Benefits ($)		($)		Total ($)
Gregory L. Christopher	Termination Without Cause or for Good Reason	10,253,125	(1)	332,701	(3)	7,088,433	(4)	17,674,259
	Termination Due to Death or Disability	1,815,625	(2)	332,701	(3)	8,680,313	(4)	10,828,639
	Change in Control	—		—		8,680,313	(4)	8,680,313
	Termination Without Good Reason	—		332,701	(3)	—		332,701
Jeffrey A. Martin	Termination Without Cause or for Good Reason following a Change in Control	1,329,992	(5)	36,544	(5)	2,457,880	(4)	3,824,416
	Termination Due to Death or Disability	—		—		2,457,880	(4)	2,457,880
	Change in Control	—		—		2,457,880	(4)	2,457,880
Nicholas W. Moss	Termination Without Cause or for Good Reason following a Change in Control	1,352,253	(5)	50,313	(5)	3,126,741	(4)	4,529,307
	Termination Due to Death or Disability	—		—		3,126,741	(4)	3,126,741
	Change in Control	—		—		3,126,741	(4)	3,126,741
Steffen Sigloch	Termination Without Cause or for Good Reason following a Change in Control	1,196,598	(5)	36,544	(5)	3,499,948	(4)	4,733,090
	Termination Due to Death or Disability	—		—		3,499,948	(4)	3,499,948
	Change in Control	—		—		3,499,948	(4)	3,499,948
Mark Millerchip(6)	Termination Without Cause or for Good Reason following a Change in Control	792,175	(5)	60,198		1,062,185	(4)	1,914,558
	Termination Due to Death or Disability	—		—		1,062,185	(4)	1,062,185
	Change in Control	—		—		1,062,185	(4)	1,062,185

(1)	Includes the value of continuation of base salary and annual incentive compensation (determined based upon Mr. Christopher’s 2018 target bonus) for three years post-termination. Also includes the value of a pro-rata bonus for the year of termination, determined based on actual performance, which is payable upon a termination for any reason (other than by the Company for cause). The pro-rata bonus amount listed represents Mr. Christopher’s 2018 bonus paid pursuant to our 2018 annual incentive program. If Mr. Christopher is terminated without cause or resigns for good reason during the 24 month period following a change in control, the amounts will be paid in a lump sum within 60 days following termination.

(2)	Includes the value of a pro-rata bonus for the year of termination. The pro-rata bonus amount listed represents Mr. Christopher’s 2018 bonus paid pursuant to our 2018 annual incentive program.

(3)	Includes the value of continued participation in the Company’s benefit plans following termination of employment until Mr. Christopher’s spouse’s 70th birthday, which Mr. Christopher is entitled to following a termination for any reason (other than by the Company for cause).

(4)	Includes the value of accelerated vesting of unvested shares of restricted stock as of December 29, 2018, based on a per share value of $23.41. Unvested shares of restricted stock granted to named executive officers will vest automatically in connection with a termination due to death or disability or a change in control. Mr. Christopher is also entitled to accelerated vesting of certain of his awards upon an involuntary termination without cause or a resignation for good reason. Payments to which named executive officers are entitled upon the accelerated vesting of restricted stock included payments associated with declared dividends and interest.

(5)	Includes the value of: (i) two times the executive’s base salary as in effect on December 29, 2018; (ii) two times the average annual bonus actually paid to the executive for the three calendar years preceding December 29, 2018; and (iii) the value of continued participation in Company’s group health plan for a period of two years (and, in the case of Mr. Millerchip, the estimated cost of private health care for a period of two years based upon the costs incurred by the Company in 2018). All amounts are payable on an involuntary termination without cause or upon a resignation by the executive for good reason that occurs upon or within two years following a change in control (Messrs. Martin, Moss, Sigloch and Millerchip are not entitled to any amounts in connection with such an involuntary termination that occurs outside of this two-year, post-change in control window).

(6)	Termination or change in control-related payments to Mr. Millerchip appearing in this table have been converted from Great British Pound to U.S. Dollars by applying a currency exchange rate of 1.27, the exchange rate in effect as of December 29, 2018. Amounts listed in the “Accelerated Vesting of Equity Awards” column for Mr. Millerchip refer to accelerated vesting of phantom shares.

2018 DIRECTOR COMPENSATION

The table below summarizes the total compensation we paid to our non-employee directors for the fiscal year ended December 29, 2018.

	Fees Earned or			All Other
	Paid in Cash	Stock Awards	Option Awards	Compensation	Total
Name	($)	($)(1)	($)(1)	($)(2)	($)
Paul J. Flaherty	73,000	55,290	27,628	800	156,718
Gennaro J. Fulvio	83,000	55,290	27,628	800	166,718
Gary S. Gladstein	128,000	55,290	27,628	800	211,718
Scott J. Goldman	81,000	55,290	27,628	800	164,718
John B. Hansen	83,000	55,290	27,628	800	166,718
Terry Hermanson	91,000	55,290	27,628	800	174,718
Charles P. Herzog, Jr.	77,000	55,290	27,628	200	160,118

(1)	Represents the aggregate grant date fair value of awards granted to our directors in 2018, determined under Financial Accounting Standards Board Accounting Standards Codification 718. For information on the valuation assumptions with respect to awards made, refer to Note 15 - Stock-Based Compensation to the Company’s Consolidated Financial Statements filed with its Annual Report on Form 10-K for the fiscal year ended December 29, 2018. The amounts above reflect the Company’s aggregate expense for these awards and do not necessarily correspond to the actual value that will be recognized by the directors. As of December 29, 2018, the aggregate number of shares of our Common Stock subject to outstanding options held by our non-employee directors was as follows: Mr. Flaherty, 37,333 shares, Mr. Fulvio, 27,555 shares, Mr. Gladstein, 37,333 shares, Mr. Goldman, 32,444 shares, Mr. Hansen, 17,778 shares, Mr. Hermanson, 8,000 shares, and Mr. Herzog, 6,000 shares. All non-employee directors each held 2,000 shares of non-vested restricted stock.

(2)	Totals for each of the listed directors reflect dividends paid on restricted stock that vested during the year.

During the 2018 fiscal year, each of the non-employee directors received an annual fee of $60,000 in addition to fees of $2,000 per Board meeting. In his capacity as Chairman, Mr. Christopher received neither a retainer nor any meeting fees.

During the 2018 fiscal year, each director received $2,000 per Audit Committee meeting attended by such director. Also, each director received $1,000 per Compensation and Stock Option, and Nominating and Corporate Governance Committee meeting attended by such director. In addition, each director received reimbursement for such director’s expenses incurred in connection with any such Board or Committee meeting, and each Committee fee was paid whether or not such committee meeting was held in conjunction with a Board of Directors meeting.

The Chairman of the Audit Committee received an annual fee of $15,000 while the Chairman of each of the Compensation and Nominating and Corporate Governance Committees received an annual fee of $5,000.

In 2018, each non-employee director received a grant of options to purchase 4,000 shares of our Common Stock and was granted 2,000 shares of restricted stock pursuant to our 2009 Stock Incentive Plan. Ms. Donovan was elected to the Board effective January 1, 2019, and as such, received no director compensation in respect of the 2018 fiscal year. Upon joining the Board on January 1, 2019, Ms. Donovan received a grant of options to purchase 2,000 shares of our Common Stock pursuant to our 2009 Stock Incentive Plan. The options were fully vested as of their date of grant.

The Company has adopted stock ownership guidelines for its non-employee directors recommending that they hold equity interests of the Company (including vested and unvested interests, provided that with respect to options, only vested options that are exercisable within 60 days of the applicable measurement date will be counted) with a value equal to three times the annual cash director fee payable to each such director. The purpose of the stock ownership guidelines is to ensure that directors achieve and maintain a minimum level of stock ownership in order to further the Company’s goal of aligning director economic interests with those of stockholders. All directors are expected to comply with the stock ownership guidelines within five years of being elected to the Board of Directors and current directors should comply as soon as practicable. Director compliance with the stock ownership guidelines is monitored on an ongoing basis by the Company’s General Counsel.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board’s (PCAOB) Auditing Standard No. 1301. In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by Public Company Accounting Oversight Board’s Rule 3526, and considered the compatibility of non-audit services provided by the independent auditors with the auditor’s independence.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 29, 2018 for filing with the SEC. The Audit Committee and the Board has re-appointed, subject to stockholder approval, Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 28, 2019.

The Audit Committee is governed by a formal charter which can be accessed from the Company’s website at www.muellerindustries.com or may be requested in print by any stockholder. The members of the Audit Committee are considered independent because they satisfy the independence requirements for Board members prescribed by the NYSE listing standards and Rule 10A-3 of the Exchange Act.

Gary S. Gladstein, Chairman
Scott J. Goldman
John B. Hansen

(1)	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation and Stock Option Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation and Stock Option Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Gennaro J. Fulvio, Chairman
Scott J. Goldman
Charles P. Herzog, Jr.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP (“EY”) has been reappointed by the Audit Committee to audit and certify the Company’s financial statements for the fiscal year ending December 28, 2019, subject to ratification by the Company’s stockholders. Ratification of the appointment of the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the outstanding shares of the Company present in person or by proxy at the Annual Meeting and entitled to vote thereon. If the appointment of EY is not ratified by the stockholders at the Annual Meeting, the Audit Committee will reconsider its action and will appoint auditors for the 2019 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Audit Committee may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders. It is expected that representatives of EY will be in attendance at the Annual Meeting and will be available to answer questions and to make a statement if they desire to do so.

The following table sets forth fees for professional services rendered by EY for the audit of the Company’s annual financial statements for each of the two fiscal years ended December 29, 2018 and December 30, 2017 and fees for other services rendered by EY during those periods:

	2018	2017
Audit Fees	$2,893,000	$2,481,000
Audit-Related Fees	219,730	133,000
Tax Fees	348,699	336,000
All Other Fees	—	—
	$3,461,429	$2,950,000

Audit Fees consist of fees for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by EY in connection with statutory filings. Audit Fees also include fees for professional services rendered for the audits of internal control over financial reporting in 2018 and 2017.

Audit-Related Fees include fees billed for assurance and other services not included in audit fees. The fees for 2018 and 2017 were for international accounting and reporting compliance.

Tax Fees include fees billed for tax compliance, tax advice and tax planning matters.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required periodically to report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the services provided by the independent auditors during fiscal years 2018 and 2017, respectively, under the categories Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees described above were pre-approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE APPROVAL OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

ADVISORY VOTE ON APPROVAL OF THE COMPENSATION OF THE
COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, stockholders are being asked to vote on an advisory, non-binding basis, on the compensation of the Company’s named executive officers. This advisory vote gives stockholders another mechanism to convey their views about the Company’s compensation programs and policies.

The Company’s Compensation and Stock Option Committee is composed of knowledgeable and experienced independent directors, who are committed to regular review and effective oversight of our compensation programs. The Company’s executive compensation program has been designed to motivate the Company’s key employees to achieve the Company’s strategic and financial goals and to support the creation of long-term value for stockholders. The Company’s compensation policies and practices are centered on a pay for performance philosophy and reflect the belief that the Company’s success continues to depend in substantial part upon its ability to attract and retain qualified executive officers. We encourage stockholders to read the Executive Compensation section of this proxy statement, including the Compensation

Discussion and Analysis and compensation tables, for a more detailed discussion of the Company’s compensation programs and policies and how they are appropriate and effective in creating value.

The following resolution will be submitted for a stockholder vote at the Annual Meeting. Stockholder approval of this proposal will require the affirmative vote of a majority of the outstanding shares of the Company present in person or by proxy at the Annual Meeting and entitled to vote thereon. Although the stockholder vote on executive compensation is not binding on the Board of Directors or the Company, the Company values the views of its stockholders. The Board of Directors and Compensation and Stock Option Committee will review the results of the vote and take them into consideration in addressing future compensation policies and decisions.

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers listed in the 2018 Summary Compensation Table included in the proxy statement for the 2019 Annual Meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the section titled “Compensation Discussion and Analysis,” as well as the compensation tables and other narrative executive compensation disclosures thereafter.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

APPROVAL OF THE 2019 INCENTIVE PLAN

The Company seeks stockholder approval of the Mueller Industries, Inc. 2019 Incentive Plan (the “2019 Incentive Plan”), which, if approved by our stockholders, will enable the Company to make future stock-based awards in furtherance of its broader compensation strategy, as discussed below.

Background

On March 13, 2019, the Board of Directors adopted the 2019 Incentive Plan, subject to approval by the Company’s stockholders. The adoption of the 2019 Incentive Plan will not affect the terms and conditions of any outstanding awards granted under the 2014 Incentive Plan. If the 2019 Incentive Plan is not approved by the stockholders, the 2019 Incentive Plan will be null and void, and the 2014 Incentive Plan will remain in full force and effect in accordance with its terms and conditions until May 1, 2024. The 2019 Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards (collectively, “awards”) to our current and prospective employees, non-employee members of the Board of Directors, and other service providers. No awards will be granted pursuant to the 2019 Incentive Plan until it is approved by the Company’s stockholders.

If the 2019 Incentive Plan is approved, the Company will be authorized to issue 2,000,000 shares of Common Stock, which represents approximately 3.5% of our outstanding Common Stock (on a fully diluted basis) as of December 29, 2018. The Company’s stockholders have previously approved (i) the Company’s 2009 Stock Incentive Plan, pursuant to which, as of February 12, 2019, all remaining shares granted thereunder expired, and (ii) the Company’s 2014 Incentive Plan, pursuant to which, as of December 29, 2018, approximately 212,000 shares remained available for grant, plus the number of shares subject to awards under the 2014 Incentive Plan that are ultimately not delivered to participants. The Company will continue to maintain the 2014 Incentive Plan, whether or not the 2019 Incentive Plan is approved.

The Compensation Committee expects to continue to make equity award grants on an annual basis. The Board of Directors adopted the 2019 Incentive Plan because the number of shares currently available for grant under the 2014 Incentive Plan is insufficient to support the Company’s desire to compensate its named executive officers and other employees, as well as future employees, with equity-based compensation, which the Company believes has been successful in aligning the interests of employees and the senior management team with those of the stockholders and instrumental in the Company’s ability to attract, motivate and retain team members. Based on a review of the Company’s historical practices, the Board of Directors believes that the amounts available under the 2019 Incentive Plan will be sufficient to cover equity awards for participants for the next four to five years. In 2016, 2017 and 2018, the number of shares of Common Stock underlying equity awards granted (including stock options and shares of restricted stock) was approximately 289,000, 374,000, and 418,000 shares, respectively. The Compensation Committee expects to continue to grant awards under the 2019 Incentive Plan consistent with the Company’s historical share utilization rates.

The Board of Directors believes that the 2019 Incentive Plan will serve a critical role in attracting and retaining the high caliber employees essential to the Company’s success and in motivating these individuals to enhance our growth and profitability. The Board of Directors also believes that stock ownership by employees provides performance incentives and fosters long-term commitment to our benefit and to the benefit of our stockholders. Therefore, the Board of Directors urges stockholders to approve the 2019 Incentive Plan.

The following is a summary of the material features of the 2019 Incentive Plan, the complete text of which is attached to this Proxy Statement as Appendix A.

Purpose

The 2019 Incentive Plan is designed to aid in the Company’s ability to attract, retain and motivate qualified individuals to become and remain employees, officers, directors and consultants of the Company, and to promote the creation of long-term value for the Company’s stockholders by aligning the interests of such individuals with those of the stockholders. Given the entrepreneurial culture of the Company, the Compensation Committee and Board of Directors believe that talented employees create a competitive advantage and that recruiting, motivating, and retaining such talented employees requires that such individuals have a vested interest in the long-term success of the business. Accordingly, the Board of Directors has adopted the 2019 Incentive Plan as a part its broader compensation strategy, which has been and will continue to have a material portion of compensation in the form of long-term incentive opportunities.

Administration

The 2019 Incentive Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to, among other things, designate participants, grant awards, determine the number of shares of Common Stock to be covered by awards and determine the terms and conditions of any awards, and construe and interpret the 2019 Incentive Plan and related award agreements. The Compensation Committee is also permitted to delegate its authority under the 2019 Incentive Plan to officers or employees of the Company, although any award granted to any person who is not an employee of the Company or who is subject to Section 16 of the Exchange Act must be expressly approved by the Compensation Committee.

Shares Subject to the 2019 Incentive Plan

The Company has authorized 2,000,000 shares of Common Stock for issuance pursuant to awards under the 2019 Incentive Plan, which, as of March 15, 2019, had a fair market value of $31.94 per share. As discussed above, this proposed share reserve is based on the Company’s projections of internal share requirements over the next several years to provide competitive and meaningful long-term incentive opportunities to employees of the Company. Awards and the shares authorized under the 2019 Incentive Plan are subject to adjustment as described below under “Changes in Capital Structure.” Stock-based awards assumed or substituted by the Company or its affiliates as part of a corporate transaction (including from an entity that the Company merges with or into, acquires, or engages with in a similar corporate transaction) will not count against the number of shares of common stock reserved and available for issuance pursuant to the 2019 Incentive Plan except as may be required by Section 422 of the Code. If any award granted under the 2019 Incentive Plan expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for awards under the 2019 Incentive Plan.

Eligibility

The following individuals will be eligible to participate in the 2019 Incentive Plan: (i) each employee and officer of the Company or its affiliates, of which there are currently approximately 5,134, (ii) each non-employee director of the Company or its affiliates, of which there are currently eight, (iii) individuals who are not employees or directors of the Company or its affiliates but nonetheless provide substantial services to the Company or its affiliates, and who are designated as eligible by the Compensation Committee, and (iv) prospective employees of the Company or its affiliates, although such individuals may not receive any payment or exercise any rights relating to awards until they have actually commenced employment.

Grants of Awards

The Compensation Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock-based awards. Awards will vest in accordance with the terms of the applicable award agreement. In addition, no dividends or dividend equivalents will be paid on unvested awards, stock options or stock appreciation rights, or on vested restricted stock units prior to the actual delivery of shares of Common Stock.

Stock Options. The 2019 Incentive Plan provides for the grant of both incentive stock options, within the meaning of Section 422(b) of the Internal Revenue Code, and non-qualified stock options. A stock option granted under the 2019 Incentive Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of Common Stock at the price specified in the applicable award agreement. The exercise price applicable to a stock option will be set by the Compensation Committee at the time of grant, and to the extent intended to (i) avoid treatment as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Internal Revenue Code or (ii) be an incentive stock option, will not be less than the fair market value of a share of Common Stock on the date of grant. In the case of a stock option that is a “substitute award” (as such term is defined in the 2019 Incentive Plan), the exercise price for such stock option may be less than the fair market value of a share of Common Stock on the date of grant provided that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Internal Revenue Code and, if applicable, Section 424(a) of the Internal Revenue Code. Further, stock options may not be repriced without stockholder approval. Stock options will vest over a period of at least one year, in accordance with the terms of the applicable award agreement. The maximum term of an option granted under the 2019 Incentive Plan is ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Payment of the exercise price of an option may be made in cash, Common Stock, pursuant to a broker-assisted cashless exercise in accordance with procedures approved by the Compensation Committee, pursuant to a delivery of a notice of “net exercise,” or in any other form of consideration approved by the Compensation Committee. The 2019 Incentive Plan provides that participants terminated for “cause” (as such term is defined in the 2019 Incentive Plan) will forfeit all of their stock options, whether or not vested. In addition, participants terminated by reason of a “qualifying retirement” (as such term is defined in the 2019 Incentive Plan) will have their stock options continue to vest according to schedule and such options will remain exercisable until they expire. Participants terminated for any other reason will forfeit their unvested options, retain their vested options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested options. The 2019 Incentive Plan authorizes the Compensation Committee to provide for different treatment of stock options upon termination than that described above, as determined in its discretion.

No incentive stock options may be granted under the 2019 Incentive Plan following the 10th anniversary of the earlier of (i) the date the 2019 Incentive Plan was adopted by the Board of Directors and (ii) the date the stockholders of the Company approve the 2019 Incentive Plan.

Stock Appreciation Rights. A stock appreciation right is a conditional right to receive an amount equal to the value of the appreciation in the Common Stock over a specified period. Except under extraordinary circumstances, at the sole discretion of the Compensation Committee, or pursuant to the 2019 Incentive Plan, stock appreciation rights will be settled in shares of Common Stock. The base price applicable to a stock appreciation right will be set by the Compensation Committee at the time of grant, and to the extent intended to avoid treatment as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Internal Revenue Code, will not be less than the fair market value of a share of Common Stock on the date of grant. In the case of a stock appreciation right that is a “substitute award” (as such term is defined in the 2019 Incentive Plan), the base price for such stock appreciation right may be less than the fair market value of a share of Common Stock on the date of grant provided that such base price is determined in a manner consistent with the provisions of Section 409A of the Internal Revenue Code. The maximum term of a stock appreciation right granted under the 2019 Incentive Plan is ten years from the date of grant. Upon exercise of a stock appreciation right, payment in respect of such stock appreciation right may be made in cash, Common Stock, or property as specified in the applicable award agreement or as determined by the Compensation Committee, in each case having a value in respect of each share of Common Stock underlying the portion of the stock appreciation right so exercised, equal to the difference between the base price of such stock appreciation right and the fair market value of one share of Common Stock on the exercise date. The 2019 Incentive Plan provides that participants terminated for “cause” (as such term is defined in the 2019 Incentive Plan) will forfeit all of their stock appreciation rights, whether or not vested. In addition, participants terminated by reason of a “qualifying retirement” (as such term is defined in the 2019 Incentive Plan) will have their stock appreciation rights continue to vest according to schedule and such stock appreciation rights will remain exercisable until they expire. Participants terminated for any other reason will forfeit their unvested stock appreciation rights, retain their vested stock appreciation rights, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock appreciation rights. The 2019 Incentive Plan authorizes the Compensation Committee to provide for different treatment of stock appreciation rights upon termination than that described above, as determined in its discretion.

Restricted Stock. An award of restricted stock is a grant of shares of Common Stock which are subject to limitations on transfer during a restricted period established in the applicable award agreement. Generally speaking, holders of restricted stock will generally have the rights and privileges of a stockholder with respect to their restricted stock. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock will cease, and as soon as practicable following the termination, the Company will repurchase all of such participant’s unvested shares of restricted stock at a purchase price equal to the original purchase price paid for the restricted stock, or if the original purchase price is equal to $0, the unvested shares of restricted stock will be forfeited by the participant to the Company for no consideration.

Restricted Stock Units. The Compensation Committee may award restricted stock units under the 2019 Incentive Plan, which are notional units representing the right to receive one share of Common Stock (or the cash value of one share of Common Stock) on a specified settlement date. When a participant satisfies the conditions of the restricted stock unit award, which the Compensation Committee will establish in the applicable award agreement, the Company may settle the award in shares, cash or property, as determined by the Compensation Committee in its discretion. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock units will cease, each of the participant’s outstanding unvested restricted stock units will be forfeited for no consideration as of the date of such termination, and any shares remaining undelivered with respect to the participant’s vested restricted stock units will be delivered on the delivery date specified in the applicable award agreement.

Other Stock-Based Awards. The 2019 Incentive Plan authorizes the Compensation Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to shares of Common Stock. Such awards and the terms applicable to such awards will be set forth in award agreements.

General. All awards granted under the 2019 Incentive Plan will be subject to incentive compensation clawback and recoupment policies implemented by the Board of Directors from time to time. In addition, the Compensation Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 2019 Incentive Plan by individuals who are non-United States nationals or are primarily employed or providing services outside the United States, and may modify the terms of any awards granted to such participants in a manner deemed by the Compensation Committee to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.

No Repricing of Awards. No awards may be repriced without shareholder approval. For purposes of the 2019 Incentive Plan, “repricing” means any of the following: (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments as described below under “Changes in Capital Structure”), (ii) any other action that is treated as a repricing under “generally accepted accounting principles,” and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying Common Stock.

Changes in Capital Structure

In the event of any change in the outstanding Common Stock or the capital structure of the Company, the declaration of any extraordinary dividend, or any change in applicable laws or circumstances which results or could result in the substantial dilution or enlargement of participants’ rights under the 2019 Incentive Plan, the Compensation Committee shall adjust the aggregate number of shares of Common Stock which may be granted pursuant to awards, the number of shares of Common Stock covered by outstanding awards under the 2019 Incentive Plan, and the per-share price of outstanding awards under the 2019 Incentive Plan. The Compensation Committee may, in its discretion, provide that an adjustment take the form of a cash payment to the holder of an outstanding award with respect to all or part of an outstanding award, which payment will be subject to such terms and conditions (including timing of payment(s), vesting and forfeiture conditions) as the Compensation Committee may determine in its sole discretion.

Corporate Events

Under the 2019 Incentive Plan, unless otherwise provided in an award agreement, in the event of a “corporate event” (as defined in the 2019 Incentive Plan), the Compensation Committee may, in its discretion, provide for any one or more of the following: (i) require that outstanding awards be assumed or substituted in connection with such event, (ii) accelerate the vesting of any outstanding awards upon the consummation of such event, (iii) cancel outstanding awards upon the consummation of such event and provide award holders with the per-share consideration being received by the Company’s stockholders in connection with such event in exchange for their awards, (iv) cancel all outstanding stock options, stock appreciation rights and other awards subject to exercise, whether vested or unvested, not assumed or substituted in connection with such event as of the consummation of such event, and provide award holders at least 10 days to exercise each such stock option, stock appreciation right or other such exercisable award, as applicable, or (v) replace outstanding awards with a cash incentive program that preserves the value of the replaced awards and contains identical vesting conditions.

Non-Transferability of Awards

Except as otherwise provided by the Compensation Committee, the 2019 Incentive Plan provides that awards are generally nontransferable, including, without limitation, transfers to third party financial institutions, other than by will or the laws of descent and distribution, and that restricted stock is generally nontransferable.

Termination and Amendment

The Board of Directors or the Compensation Committee may amend or terminate the 2019 Incentive Plan at any time, except that no amendment may, without stockholder approval, violate the stockholder approval requirements of the national securities exchange on which the Common Stock is principally listed. Unless sooner terminated, the 2019 Incentive Plan will terminate on the date before the tenth anniversary of the date the 2019 Incentive Plan is approved by the Company’s stockholders.

Certain U.S. Federal Income Tax Consequences

The following is a brief discussion of the U.S. federal income tax consequences for awards granted under the 2019 Incentive Plan. The 2019 Incentive Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code. This discussion is not intended to be exhaustive and, among other things, does not describe state local or foreign taxes consequences, which may be substantially different. Holders of awards under the 2019 Incentive Plan should consult with their own tax advisors.

Non-Qualified Stock Options and Stock Appreciation Rights. Except as noted below for corporate “insiders,” with respect to nonqualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the shares and the fair market value of the shares on the date of exercise, and the participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to such participant’s employer.

Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant’s employer for federal income tax purposes.

Except as noted below for corporate “insiders,” if shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the  disposition of such shares) over the exercise price paid for such shares and (ii) the participant’s employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a nonqualified stock option.

Other Stock-Based Awards. The tax effects related to other stock-based awards under the 2019 Incentive Plan are dependent upon the structure of the particular award.

Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, as described above, such income will be subject to federal and applicable state and local income tax and applicable tax withholding requirements. The Company will deduct or withhold, or require the participant to remit to his or her employer, an amount sufficient to satisfy the minimum federal, state and local and foreign taxes required by law or regulation to be withheld with respect to any taxable event as a result of the 2019 Incentive Plan.

Section 409A. Certain awards under the 2019 Incentive Plan may be subject to Section 409A of the Internal Revenue Code, which regulates “nonqualified deferred compensation” (as defined in Section 409A). If an award under the 2019 Incentive Plan (or any other Company plan) that is subject to Section 409A is not administered in compliance with Section 409A, then all compensation under the 2019 Incentive Plan that is considered “nonqualified deferred compensation” (and  awards under any other Company plan that are required pursuant to Section 409A to be aggregated with the award under the 2019 Incentive Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.

Certain Rules Applicable to “Insiders.” As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, “insiders” (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise or settlement of awards. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular award. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular award.

New Plan Benefits

Because awards to be granted in the future under the 2019 Incentive Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the 2019 Incentive Plan by eligible participants.

Equity Compensation Plan Information

The following table discloses information regarding the securities to be issued and the securities remaining available for issuance under the Company’s stock-based incentive plans as of December 29, 2018 (shares in thousands). The amounts shown do not include the shares of Common Stock that would be available for issuance under the 2019 Incentive Plan if this proposal is approved.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans – approved by security holders	1,014	$23.90	344	(1)
Equity compensation plans – not approved by security holders	—	—	—
Total	1,014	$23.90	344	(1)

(1)	Of the approximately 344,000 securities that remained available for issuance under the equity compensation plans as of December 29, 2018, approximately 212,000 and 132,000 were available under the Company’s 2014 Incentive Plan and 2009 Stock Incentive Plan, respectively, for the issuance of awards. The securities that had been available under the Company’s 2009 Stock Incentive Plan expired as of February 12, 2019, and are no longer available to be issued. Approximately 212,000 securities remain available for issuance under the 2014 Incentive Plan. Amounts reported in this column exclude amounts reported in column (a) as well as amounts in respect of unvested shares of restricted stock, which are treated as issued and outstanding and which will not have any additional dilutive impact upon vesting.

Proposed Action

Approval of the 2019 Incentive Plan proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the stockholders present in person or by proxy and entitled to vote thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO
ADOPT THE 2019 INCENTIVE PLAN.

STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP
AND OTHER PROPOSALS FOR 2020 ANNUAL MEETING

It is anticipated that the next Annual Meeting after the one scheduled for May 2, 2019 will be held on or about May 7, 2020. The Company’s Bylaws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the Annual Meeting to be held in 2020, no earlier than December 4, 2019 and no later than January 3, 2020. A copy of the applicable provisions of the Bylaws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

In addition to the foregoing, and in accordance with the rules of the SEC, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the Annual Meeting to be held in 2019, such proposal must be received by the Secretary of the Company by November 29, 2019 in the form required under and subject to the other requirements of the applicable rules of the SEC. If the date of the Annual Meeting to be held in 2019 is changed to a date more than 30 days earlier or later than May 7, 2020, the Company will inform the stockholders in a timely fashion of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

If any matter not described herein should properly come before the Annual Meeting, the persons named in the proxy will vote the shares represented by them as they deem appropriate. At the date of this Proxy Statement, the Company knew of no other matters which might be presented for stockholder action at the Annual Meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING

Based solely upon its review of Forms 3 and 4 received by it and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during 2018, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

OTHER INFORMATION

Consolidated financial statements for the Company are included in the Annual Report to Stockholders for the year ended December 29, 2018 that accompanies this Proxy Statement. These financial statements are also on file with the SEC, 100 F Street, N.E., Washington, D.C. 20549 and with the NYSE. The Company’s SEC filings are also available at the Company’s website at www.muellerindustries.com or the SEC’s website at www.sec.gov.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED FOR THE YEAR ENDED DECEMBER 29, 2018 (EXCLUDING EXHIBITS) OR, AS NOTED HEREIN, ANY OF THE COMPANY’S BOARD COMMITTEE CHARTERS, CORPORATE GOVERNANCE GUIDELINES, OR CODE OF ETHICS WILL BE FURNISHED, WITHOUT CHARGE, BY WRITING TO CHRISTOPHER J. MIRITELLO, CORPORATE SECRETARY, MUELLER INDUSTRIES, INC., AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS (150 SCHILLING BOULEVARD, SUITE 100, COLLIERVILLE, TENNESSEE 38017). UPON RECEIPT BY WRITING TO THE FOREGOING ADDRESS, THE COMPANY WILL ALSO FURNISH ANY OTHER EXHIBIT OF THE ANNUAL REPORT ON FORM 10-K UPON ADVANCE PAYMENT OF THE REASONABLE OUT-OF-POCKET EXPENSES OF THE COMPANY RELATED TO THE COMPANY’S FURNISHING OF SUCH EXHIBIT.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual General Meeting to be held on May 2, 2019:

The Proxy Statement and Annual Report are available at
HTTP://WWW.PROXYVOTE.COM

You will need the Control Number included on your proxy card. For the date, time, and location of the Annual General Meeting, please refer to “Solicitation of Proxies.” For information on how to attend and vote in person at the Annual General Meeting, an identification of the matters to be voted upon at the Annual General Meeting and the Board’s recommendations regarding those matters, please refer to “Solicitation of Proxies,” “Election of Directors,” “Appointment of Independent Registered Accounting Firm”, “Approval of the Compensation of the Company’s Named Executive Officers” and “Approval of the 2019 Incentive Plan.”

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has enacted a rule that allows multiple investors residing at the same address the convenience of receiving a single copy of annual reports, proxy statements, prospectuses and other disclosure documents if they consent to do so. This is known as “Householding.” Please note, if you do not respond, Householding will start 60 days after the mailing of this notice. We will allow Householding only upon certain conditions. Some of those conditions are:

•	You agree to or do not object to the Householding of your materials,

•	You have the same last name and exact address as another investor(s).

If these conditions are met, and SEC regulations allow, your household will receive a single copy of annual reports, proxy statements, prospectuses and other disclosure documents.

You may revoke a prior Householding consent at any time by contacting Broadridge, either by calling toll-free at (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will remove you from the Householding program within 30 days of receipt of your response, following which you will receive an individual copy of our disclosure document.

By order of the Board of Directors

Christopher J. Miritello
Corporate Secretary

MUELLER INDUSTRIES, INC.
2019 INCENTIVE PLAN

1.	Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award Stock-based incentives to Eligible Persons to encourage such persons to expend maximum effort in the creation of stockholder value.

If the Plan is not approved by the Company’s stockholders, then the Plan will be null and void in its entirety.

2.	Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)	“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

(b)	“Award” means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or other Stock-based award granted under the Plan.

(c)	“Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, an SAR Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.

(d)	“Board” means the Board of Directors of the Company.
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(e)	“Cause” means, with respect to any Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s conviction of or indictment for any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony, or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in an adverse impact on the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Company or its Affiliates, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or its Affiliates, or (4) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; provided, however, that if, subsequent to the Participant’s termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for Cause, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

(f)	“Change in Control” means:

(1)	a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of
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the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

(2)	the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(3)	the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such
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Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to the Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of the Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in (i), (ii), and (iii) above shall be a “Non-Control Transaction”); or

(4)	the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially

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owned by such person, a Change in Control shall then occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.

(g)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(h)	“Committee” means the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

(i)	“Company” means Mueller Industries, Inc., a Delaware corporation.

(j)	“Company Voting Securities” has the meaning set forth in Section 2(f)(1) above.

(k)	“Corporate Event” has the meaning set forth in Section 10(b) below.

(l)	“Data” has the meaning set forth in Section 20(f) below.

(m)	“Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.

(n)	“Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.

(o)	“Effective Date” means May 2, 2019, which is the date on which the Plan was first approved by the Company’s stockholders.
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(p)	“Eligible Person” means (1) each employee and officer of the Company or of any of its Affiliates, including each such employee and officer who may also be a director of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates, (3) each other natural person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor and who is designated as eligible by the Committee, and (4) each natural person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term Affiliate as used in this Section 2(p) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and (ii) with respect to any Award that is intended to qualify as an Incentive Stock Option, the term “Affiliate” as used in this Section 2(p) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or its Affiliates for purposes of eligibility for participation in the Plan.

(q)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(r)	“Expiration Date” means the date upon which the term of an Option or Stock Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.

(s)	“Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the mean between the highest and lowest sale prices of the Stock reported on the principal national
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securities exchange on which such Stock is listed and traded on the date of determination, or if there is no such sale on the date of determination, the mean between the highest and lowest sale prices of the Stock on the most recent date on which such a sale is reported. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

(t)	“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(u)	“Incumbent Board” shall have the meaning set forth in Section 2(f)(2) hereof.

(v)	“Non-Control Transaction” has the meaning set forth in Section 2(f)(3) above.

(w)	“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(x)	“Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

(y)	“Option Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

(z)	“Parent Company” has the meaning set forth in 2(f)(3) above.

(aa)	“Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.

(bb)	“Participant Agreement” means an employment or services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

(cc)	“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.
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(dd)	“Plan” means this Mueller Industries, Inc. 2019 Incentive Plan, as amended from time to time.

(ee)	“Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules.

(ff)	“Qualifying Committee” has the meaning set forth in Section 3(b) hereof.

(gg)	“Qualifying Retirement” means a Termination by a Participant who has (1) attained age sixty-five (65) and has completed ten (10) or more years of service with the Company or its Affiliates or with any predecessor entity with respect to which the Company recognizes credited years of service or (2) had such Termination approved by the Board as a Qualifying Retirement under the Plan.

(hh)	“Reorganization” has the meaning set forth in Section 2(f)(3) above.

(ii)	“Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(jj)	“Restricted Stock Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

(kk)	“Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

(ll)	“RSU Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Restricted Stock Units.
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(mm)	“SAR Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Stock Appreciation Rights.

(nn)	“Securities Act” means the Securities Act of 1933, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

(oo)	“Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(pp)	“Stock” means the Company’s common stock, par value $0.01 per share, and such other securities as may be substituted for such stock pursuant to Section 10 hereof.

(qq)	“Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 10(b) below, Stock Appreciation Rights shall be settled in Stock.

(rr)	“Substitute Award” has the meaning set forth in Section 4(a) hereof.

(ss)	“Surviving Company” has the meaning set forth in 2(f)(3) above.

(tt)	“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction,
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such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3.	Administration.

(a)	Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration
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of the Plan. Any action of the Committee shall be final, conclusive, and binding on all persons, including, without limitation, the Company, its Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b)	Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

(c)	Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee or Qualifying Committee in accordance with subsection (b) above.

(d)	Sections 409A and 457A. The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While
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the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).

4.	Shares Available Under the Plan; Other Limitations.

(a)	Number of Shares Available for Delivery. Subject to adjustment as provided in Section 10 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 2,000,000. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”).

(b)	Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the Participant of the full number of shares to which the Award related, the undelivered shares will again be available for grant. Shares withheld in payment of the exercise price or
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taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either (1) the applicable shares are withheld or surrendered following the termination of the Plan or (2) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Stock is listed.

(c)	Incentive Stock Options. All shares of Stock reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options (subject to adjustment as provided in Section 10 hereof).

(d)	Dividends and Dividend Equivalents. No dividends or dividend equivalents shall be paid on Options, Stock Appreciation Rights, unvested Awards, or vested Restricted Stock Units prior to the actual delivery of shares of Stock. The Committee may, in its discretion, accrue on the books of the Company dividends and dividend equivalents with respect to unvested Awards or vested Restricted Stock Units prior to the actual delivery of shares of Stock. Any such accrual by the Committee of such dividends or dividend equivalents for such Awards shall be subject to forfeiture to the same degree as the shares underlying such Award(s). Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any dividends or dividend equivalents. For the avoidance of doubt, no dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.

(e)	Shares Available Under Acquired Plans. To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate,
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using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.

5.	Options.

(a)	General. Certain Options granted under the Plan are intended to qualify as Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to 2(p) above) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.

(b)	Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c)	Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant; provided, however, that if an Option is intended to qualify as either (1) a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code or (2) an Incentive Stock Option, then in each case the applicable exercise price shall not be less than the Fair
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Market Value on the date of grant, subject to subsection (g) below in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

(d)	Payment for Stock. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full upon exercise of an Option (1) in immediately available funds in United States dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Anything herein to the contrary notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e)	Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise
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specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.

(f)	Termination of Employment or Service. Except as provided by the Committee in an Option Agreement or otherwise:

(1)	In the event of a Participant’s Termination for any reason other than (i) by the Service Recipient for Cause, (ii) by reason of the Participant’s death or Disability, or (iii) by reason of a Qualifying Retirement, (A) all vesting with respect to such Participant’s outstanding Options shall cease, (B) each of such Participant’s outstanding unvested Options shall expire as of the date of such Termination, and (C) each of such Participant’s outstanding vested Options shall remain exercisable until the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

(2)	In the event of a Participant’s Termination by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Options shall cease, (ii) each of such Participant’s outstanding unvested Options shall expire as of the date of such Termination, and (iii) each of such Participant’s outstanding vested Options shall remain exercisable until the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the person or persons to whom a Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution until the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination, but only to the extent that the Options were vested by such Participant at the time of such Termination.

(3)	In the event of a Participant’s Termination by the Service Recipient for Cause, all of such Participant’s outstanding Options (whether or not vested) shall immediately expire as of the date of such Termination.
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(4)	In the event of a Participant’s Termination by reason of a Qualifying Retirement, (i) each of such Participant’s outstanding Options shall continue to vest in accordance with their original vesting schedule as if no such Termination had occurred, and (ii) each of such Options shall remain exercisable until the applicable Expiration Date.

(g)	Special Provisions Applicable to Incentive Stock Options.

(1)	No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2)	To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(3)	Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

6.	Restricted Stock.

(a)	General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b), and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock.
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(b)	Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, until such time as the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock.

(c)	Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock, or if the original purchase price is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7.	Restricted Stock Units.

(a)	General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b)	Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in
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an RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.

(c)	Delivery of Stock. Restricted Stock Units shall be subject to a deferral period as set forth in the applicable RSU Agreement, which may or may not coincide with the vesting period, as determined by the Committee in its discretion. Delivery of Stock, cash, or property, as determined by the Committee, will occur upon a specified delivery date or dates upon the expiration of the deferral period specified for the Restricted Stock Units in the RSU Agreement.

(d)	Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units shall cease, (2) each of such Participant’s outstanding unvested Restricted Stock Units shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8.	Stock Appreciation Rights.

(a)	General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.

(b)	Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.
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(c)	Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that if a Stock Appreciation Right is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the applicable base price shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.

(d)	Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.

(e)	Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the
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event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

(f)	Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement or otherwise:

(1)	In the event of a Participant’s Termination for any reason other than (i) by the Service Recipient for Cause, (ii) by reason of the Participant’s death or Disability, or (iii) by reason of a Qualifying Retirement, (A) all vesting with respect to such Participant’s outstanding Stock Appreciation Rights shall cease, (B) each of such Participant’s outstanding unvested Stock Appreciation Rights shall expire as of the date of such Termination, and (C) each of such Participant’s outstanding vested Stock Appreciation Rights shall remain exercisable until the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

(2)	In the event of a Participant’s Termination by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Stock Appreciation Rights shall cease, (ii) each of such Participant’s outstanding unvested Stock Appreciation Rights shall expire as of the date of such Termination, and (iii) each of such Participant’s outstanding vested Stock Appreciation Rights shall remain exercisable until the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the person or persons to whom a Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested by such Participant at the time of such Termination.

(3)	In the event of a Participant’s Termination by the Service Recipient for Cause, all of such Participant’s outstanding Stock Appreciation Rights (whether or not vested) shall immediately expire as of the date of such Termination.
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(4)	In the event of a Participant’s Termination by reason of a Qualifying Retirement, (i) each of such Participant’s outstanding Stock Appreciation Rights shall continue to vest in accordance with their original vesting schedule as if no such Termination had occurred, and (ii) each of such Stock Appreciation Rights shall remain exercisable until the applicable Expiration Date.

9.	Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

10.	Adjustment for Recapitalization, Merger, etc.

(a)	Capitalization Adjustments. The aggregate number of shares of Stock that may be granted or purchased pursuant to Awards (as set forth in Section 4 above), the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in
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the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan. In lieu of or in addition to any adjustment pursuant to this Section 10(a), if deemed appropriate, the Committee may provide that an adjustment take the form of a cash payment to the holder of an outstanding Award with respect to all or part of an outstanding Award, which payment shall be subject to such terms and conditions (including timing of payment(s), vesting and forfeiture conditions) as the Committee may determine in its sole discretion. The Committee will make such adjustments, substitutions or payment, and its determination will be final, binding and conclusive. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

(b)	Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization or liquidation of the Company (each, a “Corporate Event”), the Committee may, in its discretion, provide for any one or more of the following:

(1)	The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection (a) above;

(2)	The acceleration of vesting of any or all Awards, subject to the consummation of such Corporate Event;

(3)	The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such
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cancellation) so canceled of an amount in respect of cancellation equal to an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

(4)	The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5)	The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been

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entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee.

(c)	Fractional Shares. Any adjustment provided under this Section 10 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

11.	Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

12.	Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that person.

13.	Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, including, without limitation, to third party financial institutions, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value and only to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

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14.	Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

15.	Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.	Withholding Obligations.

As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting, exercise, or settlement (or election).

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The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable. Depending on the withholding method, the Company may withhold by considering the applicable minimum statutorily required withholding rates or other applicable withholding rates in the applicable Participant’s jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto).

17.	Amendment of the Plan or Awards.

(a)	Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.

(b)	Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c)	Stockholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

(d)	No Repricing of Awards Without Stockholder Approval. Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that
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has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 10(a) hereof), (2) any other action that is treated as a repricing under generally accepted accounting principles, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 10(b) hereof.

18.	Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

19.	Effective Date of the Plan.

The Plan is effective as of the Effective Date, subject to stockholder approval.

20.	Miscellaneous.

(a)	Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.
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(b)	Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(c)	Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(d)	Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

(e)	Non-Exempt Employees. If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option
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(although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 20(e) will apply to all Awards.

(f)	Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards
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and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(g)	Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non–United States tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily
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employed or providing services, in the United States. An Award may be modified under this Section 20(g) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non–United States nationals or are primarily employed or providing services outside the United States.

(h)	Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (1) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (2) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(i)	No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person.
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The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate or articles of incorporation or bylaws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(j)	Payments Following Accidents or Illness. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)	Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

(l)	Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

(m)	Statute of Limitations. A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.
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(n)	Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(o)	Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(p)	Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
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MUELLER INDUSTRIES, INC.
ATTN: CHRIS J. MIRITELLO
150 SCHILLING BLVD., SUITE 100
COLLIERVILLE, TN 38017

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MUELLER INDUSTRIES, INC.					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors				☐	☐	☐
	Nominees:
	01)	Gregory L. Christopher	06)	Scott J. Goldman
	02)	Elizabeth Donovan	07)	John B. Hansen
	03)	Paul J. Flaherty	08)	Terry Hermanson
	04)	Gennaro J. Fulvio	09)	Charles P. Herzog, Jr.
	05)	Gary S. Gladstein

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.									For	Against	Abstain

2.	Approve the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.								☐	☐	☐

3.	To approve, on an advisory basis by non-binding vote, executive compensation.								☐	☐	☐

4.	To approve adoption of the Company’s 2019 Incentive Plan.								☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E70730-P17597

MUELLER INDUSTRIES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 2, 2019
This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Christopher J. Miritello and Jeffrey A. Martin, and each of them, Proxies, with full power of substitution in each, to represent and to vote, as designated, all shares of Common Stock of Mueller Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 2, 2019, and at all adjournments thereof, upon and in respect of the matters set forth on the reverse side hereof, and in their discretion, upon any other matter that may properly come before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side